UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
777 East Wisconsin Avenue, 10th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2021

Item 1. Reports to Stockholders.

(a)

ZIEGLER SENIOR FLOATING RATE FUND
−	CLASS A (ZFLAX)
−	CLASS C (ZFLCX)
−	INSTITUTIONAL CLASS (ZFLIX)

ZIEGLER FAMCO HEDGED EQUITY FUND
−	INSTITUTIONAL CLASS (SHLDX)

ANNUAL REPORT TO SHAREHOLDERS

September 30, 2021

Table of Contents

Ziegler Senior Floating Rate Fund
Shareholder Letter	1
Performance Summary	4
Allocation of Portfolio Holdings	5
Schedule of Investments	6
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16

Ziegler FAMCO Hedged Equity Fund
Shareholder Letter	19
Performance Summary	23
Allocation of Portfolio Holdings	24
Schedule of Investments	25
Statement of Assets and Liabilities	33
Statement of Operations	34
Statements of Changes in Net Assets	35
Financial Highlights	36

Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	46
Expense Example	48
Approval of Investment Advisory Agreement	49
Other Information	51
Trustee and Officer Information	52
Privacy Notice	54

Ziegler Senior Floating Rate Fund
Annual Report
Period Ending September 30, 2021

Dear Investor:

We are pleased to present you with the Annual Report of Ziegler Senior Floating Rate Fund (the “Fund”) for the twelve-month period ended September 30, 2021.

During the reporting period, the Fund’s total return was 6.17% for Institutional shares, 5.90% for Class A shares without the sales charge, 1.40% for Class A shares with the sales charge, 5.12% for Class C shares without the sales charge, and 4.12% for Class C shares with the sales charge. The Credit Suisse Leveraged Loan Index’s total return was up 8.46%, during the same period.

Market Environment
Following the historic decline in loan performance experienced during the pandemic induced economic shutdown in the first half of 2020, we witnessed an impressive recovery that has played out over the past year, and that momentum has continued thus far through 2021.

Recently, loan prices benefited from increased demand for loan product given robust Collateralized Loan Oblications (CLOs) issuance and from continued momentum due to ratings upgrades. Increased investor enthusiasm for the asset class, given higher interest rate expectations and an improving outlook for default rates, was reflected in healthy inflows into the asset class from retail investors.

Performance Discussion
The Ziegler Senior Floating Rate Fund’s Institutional Class Shares underperformed the Credit Suisse Leveraged Loan Index (the “Index”) for the twelve-month period ended September 30, 2021 by 2.29%, with much of that underperformance occurring in the first half of the fiscal year when the recovery from the 2020 lows was strongest.

The Fund’s relative underperformance versus the index is largely attributable to the portfolio being skewed toward higher-quality issuers during a period when more speculative loans were rewarded with better performance. Lower rated and lower priced loans generally outperformed their comparatively higher rated and higher priced peers. Pandemic impacted industries such as aerospace, energy, and gaming/leisure which were previously out-of-favor, and where the Fund has relatively low exposure, also outperformed in the first half of the fiscal year, while industries such as metals/minerals, energy and shipping outperformed more recently.

While the portfolio trailed the index during the reporting period largely due to the ongoing recovery in trading levels of lower quality credits, we continue to believe that, over the longer term, our more conservative portfolio composition is better positioned to outperform through an entire credit cycle.

Outlook
Looking ahead, the remainder of 2021 is shaping up to be a continuation of the recent combination of high loan issuance volume and overall price stability. On the demand side, CLO issuance is likely to remain robust, surpassing previous issuance records significantly. With 10-year treasury yields finally pushing higher, we believe inflows for loan mutual funds are also likely to continue. On the supply side, loan issuance is likely to remain elevated as record merger and acquisition activity continues and borrowers find ample opportunities to refinance.

So far, the persistent equilibrium between supply and demand has allowed the loan market to largely detach from the volatility of other financial markets. This comes despite notable dislocations emerging in the U.S. and global economies and some divergence of opinion around the economic outlook. Top of mind is the ongoing disruption in global supply chains and the apparent difficulty in repairing them in the near term. Coupled with ongoing labor shortages and higher wages, the market is forced to confront the reality of sustained inflation pressure. In recent weeks, this pressure has been felt most acutely in commodity sectors such as oil and gas, steel, and coal, all of which have wide-ranging effects on both producers and consumers.

In the coming quarters the market will also have to contend with the transition away from LIBOR, the traditional lending benchmark, to an alternative benchmark such as SOFR, or Secured Overnight Financing Rate. Much has been written about the implications of this move and challenges it may pose for various market participants including borrowers, lenders, CLO issuers, administrators and so on. While certainly worth keeping an eye on, in our view the likelihood of widespread disruption from this benchmark transition is low, especially for investors in loan mutual funds.

Despite these concerns, the loan market has remained focused on two pillars of credit worthiness: growth and earnings. Here the story remains bright for a wide range of borrowers who have either benefited directly from the pandemic economy or have at least been given ample opportunity to substantially improve their financial condition, which we believe bodes well for loan performance for the near to medium term.

We would like to take this opportunity to thank you for the confidence and trust you have placed in us. We appreciate the opportunity to invest on your behalf.

Sincerely,

George Marshman Roberta Goss
Portfolio Manager Portfolio Manager

Todd Murray
Portfolio Manager

Past performance is not a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Opinions expressed are those of the Investment Manager, are subject to change, are not guaranteed, and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

An investment in the Fund is subject to risk and there can be no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund include bank loans and senior loans risk, borrowing and leverage risk, CLO risk, counterparty risk, credit risk, defaulted debt securities risk, floating rate securities risk, foreign securities risk, high yield securities risk, inflation risk, interest rate risk, investment risk, issuer risk, liquidity risk, loan interests risk, manager risk, market risk, new fund risk, regulatory risk, and unrated securities risk. Please see the prospectus for more information. Even though senior debtholders are in line to be repaid first in the event of bankruptcy, they will not necessarily receive the full amount they are owed.

The report must be preceded or accompanied by a prospectus.

The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index inception is January 1992.

LIBOR - London Inter-Bank Offered Rate is the basic rate of interest used in lending between banks on the London interbank market and also used as a reference for setting the interest rate on other loans

SOFR - Secured Overnight Financing Rate is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities.

It is not possible to invest directly in an index.

The Ziegler Senior Floating Rate Fund is distributed by Quasar Distributors, LLC.

Ziegler Senior Floating Rate Fund
PERFORMANCE SUMMARY
September 30, 2021 (Unaudited)

Comparison of a Hypothetical $1,000,000 Investment in the
Ziegler Senior Floating Rate Fund - Institutional Class and Credit Suisse Leveraged Loan Index

$1,350,000
$1,300,000
$1,250,000
$1,200,000
$1,150,000
$1,100,000
$1,050,000
$1,000,000
$1,329,785
$1,271,841
4/1/2016
9/30/2016
3/31/2017
9/30/2017
3/31/2018
9/30/2018
3/31/2019
9/30/2019
3/31/2020
9/30/2020
3/31/2021
9/30/2021
Institutional Class
Credit Suisse Leveraged Loan Index

Total returns
For the periods ended September 30, 2021

	One Year	Three Year*	Five Year*	Since Inception*
Ziegler Senior Floating Rate Fund**
With Sales Charge
Class A	1.40%	1.56%	2.96%	3.45%
Class C	4.12%	2.17%	3.02%	3.43%

Without Sales Charge
Class A	5.90%	3.04%	3.85%	4.27%
Class C	5.12%	2.17%	3.02%	3.43%
Institutional Class	6.17%	3.20%	4.05%	4.47%

Credit Suisse Leveraged Loan Index	8.46%	4.08%	4.64%	5.32%

Performance data quoted represents past performance; past performance does not guarantee future results. Returns greater than 1 year are average annualized. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-568-7633. Performance data shown for Class A shares reflects the maximum sales charge of 4.25%. Performance data shown for Class C shares reflects the maximum deferred sales charge of 1.00%. The Class A share imposes a 1.00% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If it had, returns would be reduced. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Gross expense ratios for Class A, C and I are as follows: 1.45%, 2.20% and 1.21%, respectively.

     * Average annualized returns.
   **  Fund inception date was April 1, 2016.

Ziegler Senior Floating Rate Fund
ALLOCATION OF PORTFOLIO HOLDINGS
(Calculated as a percentage of Total Investments)
September 30, 2021 (Unaudited)

MEDIA 8.7%
HEALTH CARE PROVIDERS & SERVICES 8.6%
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS 4.4%
SOFTWARE 4.4%
HEALTH CARE TECHNOLOGY 4.2%
DIVERSIFIED TELECOMMUNICATION SERVICES 4.2%
HOTELS RESTAURANTS & LEISURE 4.0%
AEROSPACE & DEFENSE 4.0%
AUTO COMPONENTS 3.8%
COMMERCIAL SERVICES & SUPPLIES 3.7%
SHORT TERM INVESTMENT 3.6%
HEALTH CARE EQUIPMENT & SUPPLIES 3.4%
DIVERSIFIED FINANCIAL SERVICES 3.3%
MACHINERY 3.3%
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS 3.2%
PHARMACEUTICALS 3.0%
EXCHANGE TRADED FUND 2.7%
INTERNET SOFTWARE & SERVICES 2.6%
SPECIALTY RETAIL 2.6%
CHEMICALS 2.4%
DIVERSIFIED CONSUMER SERVICES 2.1%
OIL, GAS & CONSUMABLE FUELS 2.0%
INSURANCE 1.9%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 1.7%
FOOD PRODUCTS 1.7%
CONSTRUCTION MATERIALS 1.6%
INDUSTRIAL CONGLOMERATES 1.4%
ELECTRIC UTILITIES 1.0%
REAL ESTATE MANAGEMENT AND DEVELOPMENT 1.0%
PROFESSIONAL SERVICES 0.8%
ENERGY EQUIPMENT & SERVICES 0.7%
CONTAINERS & PACKAGING 0.7%
DISTRIBUTORS 0.7%
METALS & MINING 0.6%
CONSTRUCTION & ENGINEERING 0.5%
INTERNET & CATALOG RETAIL 0.4%
BUILDING PRODUCTS 0.4%
IT SERVICES 0.3%
AUTOMOBILES 0.3%
WARRANTS 0.1%

Ziegler Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2021
Principal		Current
Amount		Rate	Maturity	Value
	BANK LOANS(1) ― 94.1%
	AEROSPACE & DEFENSE ― 4.0%
$750,000	American Airlines, Inc. (3 Month USD LIBOR + 4.750%, 0.75% Floor)	5.500%	4/20/2028	$776,403
300,000	Mileage Plus Holdings, LLC (3 Month USD LIBOR + 5.250%, 1.00% Floor)	6.250	6/21/2027	319,032
248,750	PAE Holding Corp. (3 Month USD LIBOR + 4.500%, 0.75% Floor)	5.250	10/19/2027	248,812
248,750	Peraton Corp. (1 Month USD LIBOR + 3.750%, 0.75% Floor)	4.500	2/1/2028	249,333
492,481	TransDigm, Inc. (1 Month USD LIBOR + 2.250%)	2.334	5/30/2025	487,020
492,481	TransDigm, Inc. (1 Month USD LIBOR + 2.250%)	2.334	8/22/2024	487,813
247,481	Vertex Aerospace Services Corp. (1 Month USD LIBOR + 4.000%)	4.084	6/29/2027	247,443
				2,815,856
	AUTO COMPONENTS ― 3.9%
491,250	Belron Finance US, LLC (3 Month USD LIBOR + 2.250%)	2.438	10/30/2026	489,256
845,208	Clarios Global, LP (1 Month USD LIBOR + 3.250%)	3.334	4/30/2026	842,567
56,000	DexKo Global, Inc. (3 Month USD LIBOR + 3.750%, 0.50% Floor)(2)	4.250	10/4/2028	56,023
294,000	DexKo Global, Inc. (3 Month USD LIBOR + 3.750%, 0.50% Floor)	4.250	10/4/2028	294,122
500,000	Garrett LX I SARL (3 Month USD LIBOR + 3.250%, 0.50% Floor)	3.750	5/1/2028	499,688
477,600	PAI HoldCo, Inc. (3 Month USD LIBOR + 3.500%, 0.75% Floor)	4.250	10/28/2027	478,894
				2,660,550
	AUTOMOBILES ― 0.2%
184,644	KAR Auction Services, Inc. (1 Month USD LIBOR + 2.250%)	2.334	9/21/2026	180,951

	BUILDING PRODUCTS ― 0.3%
249,375	Foundation Building Materials, Inc. (1 Month USD LIBOR + 3.250%, 0.50% Floor)	3.750	1/31/2028	247,950

	CHEMICALS ― 2.4%
249,375	Alpha 3 BV (3 Month USD LIBOR + 2.500%, 0.50% Floor)	3.000	3/17/2028	249,349
248,750	CPC Acquisition Corp. (6 Month USD LIBOR + 3.750%, 0.75% Floor)	4.500	12/29/2027	248,958
423,938	Herens US Holdco Corp. (3 Month USD LIBOR + 4.000%, 0.75% Floor)	4.750	7/3/2028	425,754
250,000	Olympus Water US Holding Corp. (1 Month USD LIBOR + 3.750%, 0.50% Floor)	4.250	9/21/2028	249,974
497,500	Plaskolite PPC Intermediate II LLC (3 Month USD LIBOR + 4.000%, 0.75% Floor)	4.750	12/15/2025	498,900
				1,672,935
	COMMERCIAL SERVICES & SUPPLIES ― 3.7%
750,000	Allied Universal Holdco LLC (3 Month USD LIBOR + 3.750%, 0.50% Floor)	4.250	5/12/2028	751,489
412,386	DG Investment Intermediate Holdings 2, Inc. (1 Month USD LIBOR + 3.750%, 0.75% Floor)	4.500	3/31/2028	414,300
86,380	DG Investment Intermediate Holdings 2, Inc. (1 Month USD LIBOR + 3.750%, 0.75% Floor) (2)	4.442	3/31/2028	86,781
171,766	Garda World Security Corp. (1 Month USD LIBOR + 4.250%)	4.340	10/30/2026	172,260
196,279	Prime Security Services Borrower, LLC (1 Month USD LIBOR + 2.750%, 0.75% Floor)	3.500	9/23/2026	196,289
256,571	Prime Security Services Borrower, LLC (6 Month USD LIBOR + 2.750%, 0.75% Floor)	3.500	9/23/2026	256,586
256,571	Prime Security Services Borrower, LLC (12 Month USD LIBOR + 2.750%, 0.75% Floor)	3.500	9/23/2026	256,585
488,806	Trugreen, Ltd. (1 Month USD LIBOR + 4.000%, 0.75% Floor)	4.750	11/2/2027	489,823
				2,624,113

Ziegler Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2021 (Continued)
Principal		Current
Amount		Rate	Maturity	Value
	CONSTRUCTION & ENGINEERING ― 0.1%
$19,236	McDermott International, Inc. (1 Month USD LIBOR + 3.000%)	3.084%	6/30/2024	$11,541
123,759	McDermott International, Inc. (1 Month USD LIBOR + 1.000%)	1.084	6/30/2025	56,805
				68,346
	CONSTRUCTION MATERIALS ― 1.7%
424,434	CPG International, Inc. (12 Month USD LIBOR + 2.500%, 0.75% Floor)	3.250	5/6/2024	425,230
373,420	Tamko Building Products, LLC (2 Month USD LIBOR + 3.000%)	3.099	5/29/2026	372,486
364,681	Tamko Building Products, LLC (3 Month USD LIBOR + 3.000%)	3.130	5/29/2026	363,770
				1,161,486
	CONTAINERS & PACKAGING ― 0.7%
97,476	Graham Packaging Company, Inc (1 Month USD LIBOR + 3.000%, 0.75% Floor)	3.750	8/4/2027	97,517
114,425	Kloeckner Pentaplast of America, Inc. (3 Month USD LIBOR + 4.750%, 0.50% Floor)	5.250	2/12/2026	114,926
9,167	Tank Holding Corp. (1 Month USD LIBOR + 5.000%, 0.75% Floor)	5.750	3/26/2026	9,195
181,833	Tank Holding Corp. (6 Month USD LIBOR + 5.000%, 0.75% Floor)	5.750	3/26/2026	182,402
99,250	Tosca Services, LLC (1 Month USD LIBOR + 3.500%, 0.75% Floor)	4.250	8/18/2027	99,343
				503,383
	DISTRIBUTORS ― 0.7%
487,500	FleetPride, Inc. (1 Month USD LIBOR + 4.500%)	4.584	2/4/2026	488,568

	DIVERSIFIED CONSUMER SERVICES ― 2.1%
248,750	American Residential Services, LLC (3 Month USD LIBOR + 3.500%, 0.75% Floor)	4.250	10/15/2027	249,061
1,000,000	Spin Holdco, Inc. (3 Month USD LIBOR + 4.000%, 0.75% Floor)	4.750	3/6/2028	1,003,920
200,000	St. George's University Scholastic Services LLC (3 Month USD LIBOR + 3.250%, 0.50% Floor)	3.750	6/29/2028	199,975
				1,452,956
	DIVERSIFIED FINANCIAL SERVICES ― 3.4%
374,063	Ankura Consulting Group, LLC (1 Month USD LIBOR + 4.500%, 0.75% Floor)	5.250	3/17/2028	375,933
517,841	First Eagle Holdings, Inc. (3 Month USD LIBOR + 2.500%)	2.630	2/1/2027	513,357
463,879	NAB Holdings, LLC (3 Month USD LIBOR + 2.750%, 1.00% Floor)	3.750	7/1/2024	464,638
306,488	Orion Advisor Solutions, Inc. (1 Month USD LIBOR + 3.750%, 0.75% Floor)	4.500	9/24/2027	307,095
250,000	Russell Investments US Institutional Holdco, Inc. (6 Month USD LIBOR + 3.500%, 1.00% Floor)	4.500	5/30/2025	250,664
78,666	SS&C Technologies, Inc. (1 Month USD LIBOR + 1.750%)	1.834	4/16/2025	77,993
103,885	SS&C Technologies, Inc. (1 Month USD LIBOR + 1.750%)	1.834	4/16/2025	102,995
268,596	VFH Parent, LLC (1 Month USD LIBOR + 3.000%)	3.082	3/2/2026	268,524
				2,361,199
	DIVERSIFIED TELECOMMUNICATION SERVICES ― 4.2%
490,000	CommScope, Inc. (1 Month USD LIBOR + 3.250%)	3.334	4/6/2026	488,520
491,269	CSC Holdings, LLC (1 Month USD LIBOR + 2.500%)	2.584	4/15/2027	486,408
492,592	Global Tel*Link Corp. (1 Month USD LIBOR + 4.250%)	4.334	11/28/2025	471,437
97,513	Securus Technologies Holdings, LLC (3 Month USD LIBOR + 4.500%, 1.00% Floor)	5.500	11/1/2024	93,133
250,000	UPC Financing Partnership (1 Month USD LIBOR + 3.000%)	3.084	1/31/2029	249,584
430,087	West Corp. (3 Month USD LIBOR + 4.000%, 1.00% Floor)	5.000	10/10/2024	424,437

Ziegler Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2021 (Continued)
Principal		Current
Amount		Rate	Maturity	Value
	DIVERSIFIED TELECOMMUNICATION SERVICES ― 4.2% (Continued)
$240,145	WideOpenWest Finance, LLC (1 Month USD LIBOR + 3.250%, 1.00% Floor)	4.250%	8/18/2023	$240,596
500,000	Ziggo Financing Partnership (1 Month USD LIBOR + 2.500%)	2.584	4/28/2028	496,528
				2,950,643
	ELECTRIC UTILITIES ― 1.0%
729,488	Brookfield WEC Holdings, Inc. (1 Month USD LIBOR + 2.750%, 0.50% Floor)	3.250	8/1/2025	725,260

	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS ― 1.7%
409,461	Plantronics, Inc. (1 Month USD LIBOR + 2.500%)	2.584	7/2/2025	400,676
783,210	Ultra Clean Holdings, Inc. (1 Month USD LIBOR + 3.750%)	3.834	8/27/2025	785,658
				1,186,334
	ENERGY EQUIPMENT & SERVICES ― 0.8%
350,000	EnergySolutions, LLC (3 Month USD LIBOR + 3.750%, 1.00% Floor)	4.750	5/9/2025	350,000
224,359	Yak Access, LLC (3 Month USD LIBOR + 5.000%)	5.130	7/11/2025	179,673
				529,673
	FOOD PRODUCTS ― 1.7%
248,125	Arterra Wines Canada, Inc. (3 Month USD LIBOR + 3.500%, 0.75% Floor)	4.250	11/25/2027	248,719
344,384	Froneri US, Inc. (1 Month USD LIBOR + 2.250%)	2.334	1/29/2027	340,922
246,203	Houston Foods, Inc. (1 Month USD LIBOR + 3.750%)	3.834	7/21/2025	243,433
350,000	Sycamore Buyer, LLC (3 Month USD LIBOR + 2.250%, 0.50% Floor)	2.750	9/24/2028	349,344
				1,182,418
	HEALTH CARE EQUIPMENT & SUPPLIES ― 3.5%
496,043	Bausch Health Companies, Inc. (1 Month USD LIBOR + 2.750%)	2.834	11/27/2025	495,269
239,614	LifeScan Global Corp. (3 Month USD LIBOR + 6.000%)	6.130	10/1/2024	237,942
491,250	National Seating & Mobility, Inc. (1 Month USD LIBOR + 5.250%)	5.334	11/16/2026	491,864
728,222	Phoenix Guarantor, Inc. (1 Month USD LIBOR + 3.250%)	3.336	3/5/2026	724,752
478,140	YI, LLC (1 Month USD LIBOR + 4.000%, 1.00% Floor)	5.000	11/7/2024	470,968
				2,420,795
	HEALTH CARE PROVIDERS & SERVICES ― 8.6%
485,032	Aspen Dental Management, Inc. (1 Month USD LIBOR + 2.750%)	2.834	4/30/2025	479,878
250,000	Aspen Dental Management, Inc. (1 Month USD LIBOR + 3.50%, 0.50% Floor)	4.000	12/23/2027	250,179
728,719	Bracket Intermediate Holding Corp. (3 Month USD LIBOR + 4.250%)	4.380	9/5/2025	728,413
741,244	WCG Purchaser Corp. (1 Month USD LIBOR + 4.000%, 1.00% Floor)	5.000	1/8/2027	745,183
493,232	Eyecare Partners, LLC (3 Month USD LIBOR + 3.750%)	3.880	2/18/2027	491,230
349,854	National Mentor Holdings, Inc. (3 Month USD LIBOR + 3.750%, 0.75% Floor)	4.500	3/2/2028	350,292
11,662	National Mentor Holdings, Inc. (3 Month USD LIBOR + 3.750%, 0.75% Floor)	4.500	3/2/2028	11,676
38,484	National Mentor Holdings, Inc. (3 Month USD LIBOR + 3.750%, 0.75% Floor) (2)	4.500	3/2/2028	38,532
249,375	Pacific Dental Services, Inc. (1 Month USD LIBOR + 3.50%, 0.75% Floor)	4.250	5/5/2028	250,725
498,744	Pathway Vet Alliance, LLC (1 Month USD LIBOR + 3.750%)	3.834	3/31/2027	498,380
956,750	Radiology Partners, Inc. (1 Month USD LIBOR + 4.250%)	4.333	7/9/2025	957,214
249,375	Radnet Management, Inc. (3 Month USD LIBOR + 3.000%, 0.75% Floor)	3.750	4/24/2028	249,298

Ziegler Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2021 (Continued)
Principal		Current
Amount		Rate	Maturity	Value
	HEALTH CARE PROVIDERS & SERVICES ― 8.6% (Continued)
$246,875	Upstream Newco, Inc. (1 Month USD LIBOR + 4.250%)	4.334%	11/20/2026	$247,223
746,193	US Renal Care, Inc. (1 Month USD LIBOR + 5.000%)	5.084	6/26/2026	746,193
				6,044,416
	HEALTH CARE TECHNOLOGY ― 4.2%
496,203	Ensemble RCM, LLC (3 Month USD LIBOR + 3.750%)	3.880	8/3/2026	497,708
492,500	Navicure, Inc. (1 Month USD LIBOR + 4.000%)	4.084	10/22/2026	493,423
497,500	Project Ruby Ultimate Parent Corp. (1 Month USD LIBOR + 3.250%, 0.75% Floor)	4.000	3/10/2028	497,500
498,750	Tivity Health, Inc. (1 Month USD LIBOR + 4.250%)	4.334	6/30/2028	499,186
974,995	Verscend Holding Corp. (1 Month USD LIBOR + 4.000%)	4.084	8/27/2025	977,632
				2,965,449
	HOTELS RESTAURANTS & LEISURE ― 4.1%
490,000	Aimbridge Acquisition Co, Inc. (1 Month USD LIBOR + 3.750%)	3.834	2/2/2026	482,444
487,500	AMC Entertainment, Inc. (1 Month USD LIBOR + 3.000%)	3.083	4/22/2026	453,310
345,625	Aristocrat International PTY Ltd. (3 Month USD LIBOR + 3.750%, 1.00% Floor)	4.750	10/21/2024	347,894
495,000	Caesars Resort Collection, LLC (1 Month USD LIBOR +3.500%)	3.583	7/21/2025	495,995
400,000	Pug, LLC (1 Month USD LIBOR + 4.250%, 0.50% Floor)	4.750	2/13/2027	400,500
684,051	Scientific Games International, Inc. (1 Month USD LIBOR + 2.750%)	2.834	8/14/2024	681,872
				2,862,015
	INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS ― 4.5%
190,196	Array Technologies, Inc. (3 Month USD LIBOR + 3.250%, 0.50% Floor)	3.750	10/14/2027	190,018
487,251	Calpine Corp. (1 Month USD LIBOR + 2.500%)	2.584	12/16/2027	486,702
975,753	Eastern Power, LLC (3 Month USD LIBOR + 3.750%, 1.00% Floor)	4.750	10/2/2025	871,352
903,727	Lightstone Holdco, LLC (3 Month USD LIBOR + 3.750%, 1.00% Floor)	4.750	1/30/2024	750,157
50,972	Lightstone Holdco, LLC (3 Month USD LIBOR + 3.750%, 1.00% Floor)	4.750	1/30/2024	42,310
855,000	Talen Energy Supply, LLC (1 Month USD LIBOR + 3.750%)	3.834	7/8/2026	801,568
				3,142,107
	INDUSTRIAL CONGLOMERATES ― 1.4%
966,125	CD&R Hydra Buyer, Inc. (1 Month USD LIBOR + 4.250%, 1.00% Floor)	5.250	12/11/2024	967,332

	INSURANCE ― 1.9%
99,250	Asurion, LLC (1 Month USD LIBOR + 3.250%)	3.334	12/23/2026	97,903
248,128	Baldwin Risk Partners, LLC (1 Month USD LIBOR + 3.500%, 0.50% Floor)	4.000	10/14/2027	248,284
492,500	Broadstreet Partners, Inc. (1 Month USD LIBOR + 3.000%)	3.084	1/27/2027	487,513
78,125	OneDigital Borrower, LLC (1 Month USD LIBOR + 4.500%, 0.75% Floor) (2)	5.250	11/16/2027	78,548
420,820	OneDigital Borrower, LLC (3 Month USD LIBOR + 4.500%, 0.75% Floor)	5.250	11/16/2027	423,101
				1,335,349
	INTERNET & CATALOG RETAIL ― 0.4%
249,365	Wirepath Home Systems, LLC (1 Month USD LIBOR + 4.750%)	4.834	8/5/2024	249,677

Ziegler Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2021 (Continued)
Principal		Current
Amount		Rate	Maturity	Value
	INTERNET SOFTWARE & SERVICES ― 2.6%
$198,500	Arches Buyer, Inc. (1 Month USD LIBOR + 3.250%, 0.50% Floor)	3.750%	12/6/2027	$197,741
394,118	Constant Contact, Inc. (1 Month USD LIBOR + 4.000%, 0.75% Floor)	4.750	2/10/2028	393,625
105,882	Constant Contact, Inc. (1 Month USD LIBOR + 4.000%, 0.75% Floor)	4.750	2/10/2028	105,750
420,737	Cornerstone OnDemand, Inc. (1 Month USD LIBOR + 3.250%)	3.334	4/22/2027	420,659
248,750	Playtika Holding Corp. (1 Month USD LIBOR + 2.750%)	2.834	3/13/2028	248,961
481,250	Research Now Group, Inc. (6 Month USD LIBOR + 5.500%, 1.00% Floor)	6.500	12/20/2024	476,789
				1,843,525
	IT SERVICES ― 0.3%
213,785	Thoughtworks, Inc. (1 Month USD LIBOR + 3.000%, 0.50% Floor)	3.500	3/24/2028	213,985

	MACHINERY ― 3.3%
248,721	Blount International, Inc. (1 Month USD LIBOR + 3.750%, 1.00% Floor)	4.750	4/12/2023	249,409
349,125	Madison IAQ, LLC (3 Month USD LIBOR + 3.250%, 0.50% Floor)	3.750	6/21/2028	349,052
491,094	Patriot Container Corp. (1 Month USD LIBOR + 3.750%, 1.00% Floor)	4.750	3/20/2025	491,094
395,000	Star US Bidco, LLC (1 Month USD LIBOR + 4.250%, 1.00% Floor)	5.250	3/17/2027	396,647
708,479	Titan Acquisition, Ltd. (6 Month USD LIBOR + 3.000%)	3.158	3/28/2025	696,726
148,506	TK Elevator US Newco, Inc. (6 Month USD LIBOR + 3.500%, 0.50% Floor)	4.000	7/30/2027	148,959
				2,331,887
	MEDIA ― 8.8%
972,500	AppLovin Corp. (1 Month USD LIBOR + 3.250%)	3.334	8/15/2025	972,422
493,750	Castle US Holding Corp. (3 Month USD LIBOR + 3.750%)	3.880	1/29/2027	490,560
550,000	CMI Marketing, Inc. (1 Month USD LIBOR + 4.750%, 0.75% Floor)	5.500	3/20/2028	554,813
245,625	Creative Artists Agency, LLC (1 Month USD LIBOR + 3.750%)	3.835	11/26/2026	244,762
980,000	Diamond Sports Group, LLC (1 Month USD LIBOR + 3.250%)	3.340	8/24/2026	614,538
355,000	Entravision Communication Corp. (1 Month USD LIBOR + 2.750%)	2.834	11/29/2024	351,745
424,821	Gray Television, Inc. (1 Month USD LIBOR + 2.500%)	2.584	1/2/2026	423,972
222,900	iHeartCommunications, Inc. (1 Month USD LIBOR + 3.250%, 0.50% Floor)	3.750	5/1/2026	223,234
337,948	Lions Gate Capital Holdings, LLC (1 Month USD LIBOR + 2.250%)	2.334	3/24/2025	336,047
857,228	Terrier Media Buyer, Inc. (1 Month USD LIBOR + 3.500%)	3.584	12/17/2026	856,451
458,734	Univision Communications, Inc. (1 Month USD LIBOR + 3.250%, 0.75% Floor)	4.000	3/13/2026	458,796
453,401	Vericast Corp. (1 Month USD LIBOR + 7.750%, 1.00% Floor)	8.750	6/16/2026	427,190
199,000	Weld North Education, LLC (3 Month USD LIBOR + 3.750%, 0.50% Floor)	4.750	12/21/2027	199,467
				6,153,997
	METALS & MINING ― 0.6%
153,515	GrafTech Finance, Inc. (1 Month USD LIBOR + 3.000%, 0.50% Floor)	3.500	2/12/2025	153,913
286,195	MRC Global, Inc. (1 Month USD LIBOR + 3.000%)	3.084	9/20/2024	286,195
				440,108
	OIL, GAS & CONSUMABLE FUELS ― 2.1%
481,335	Northriver Midstream TLB (3 Month USD LIBOR + 3.250%)	3.377	10/1/2025	480,933
987,500	Prairie ECI Acquiror, LP (1 Month USD LIBOR + 4.750%)	4.834	3/11/2026	956,162
				1,437,095

Ziegler Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2021 (Continued)
Principal		Current
Amount		Rate	Maturity	Value
	PHARMACEUTICALS ― 3.0%
$249,375	Alkermes, Inc. (3 Month USD LIBOR + 2.500%, 0.50% Floor)	3.000%	3/12/2026	$249,063
680,038	Alvogen Pharma U.S., Inc. (6 Month USD LIBOR + 5.250%, 1.00% Floor)	6.250	12/29/2023	658,293
974,490	Amneal Pharmaceuticals, LLC (1 Month USD LIBOR + 3.500%)	3.584	5/5/2025	963,327
249,375	Organon & Co. (6 Month USD LIBOR + 3.000%, 0.50% Floor)	3.500	6/2/2028	250,310
				2,120,993
	PROFESSIONAL SERVICES ― 0.9%
350,000	APX Group, Inc. (1 Month USD LIBOR + 3.500%, 0.50% Floor)	4.000	7/10/2028	349,398
250,000	Bingo Industries, Ltd. (3 Month USD LIBOR + 3.500%, 0.50% Floor)	4.000	7/14/2028	250,000
				599,398
	REAL ESTATE MANAGEMENT AND DEVELOPMENT ― 1.0%
729,516	Cushman & Wakefield U.S. Borrower, LLC (1 Month USD LIBOR + 2.750%)	2.834	8/21/2025	724,135

	SOFTWARE ― 4.5%
478,841	Athenahealth, Inc. (3 Month USD LIBOR + 4.250%)	4.380	2/11/2026	480,816
792,270	Brave Parent Holdings, Inc. (1 Month USD LIBOR + 4.000%)	4.085	4/18/2025	792,980
496,250	LogMeIn, Inc. (1 Month USD LIBOR + 4.750%)	4.833	8/31/2027	496,599
250,000	Magenta Buyer, LLC (3 Month USD LIBOR + 5.000%, 0.75% Floor)	5.750	7/27/2028	250,313
607,877	Project Alpha Intermediate Holding, Inc. (1 Month USD LIBOR + 4.000%)	4.084	4/26/2024	608,367
492,500	VS Buyer, LLC (1 Month USD LIBOR + 3.000%)	3.084	2/26/2027	492,808
				3,121,883
	SPECIALTY RETAIL ― 2.6%
90,875	Ascena Retail Group, Inc. (1 Month USD LIBOR + 4.500%, 0.75% Floor) (3)	5.250	8/22/2022	2,460
62,852	Ascena Retail Group, Inc. (3 Month USD LIBOR + 4.500%, 0.75% Floor) (3)	5.250	8/22/2022	1,702
248,125	Harbor Freight Tools USA, Inc. (1 Month USD LIBOR + 2.750%, 0.50% Floor)	3.250	10/19/2027	248,291
779,322	Heartland Dental, LLC (1 Month USD LIBOR + 3.500%)	3.584	4/30/2025	773,894
497,462	MED ParentCo, LP (1 Month USD LIBOR + 4.250%)	4.334	8/31/2026	497,268
327,671	Talbots, Inc./The (3 Month USD LIBOR + 7.000%, 1.00% Floor)	8.000	11/28/2022	315,383
				1,838,998
	TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS ― 3.2%
482,541	1a Smart Start, Inc. (6 Month USD LIBOR + 4.750%, 1.00% Floor)	5.750	8/19/2027	484,147
489,564	Gigamon, Inc. (6 Month USD LIBOR + 3.750%, 0.75% Floor)	4.500	12/27/2024	490,561
727,500	LTI Holdings, Inc. (1 Month USD LIBOR + 3.500%)	3.584	9/8/2025	718,861
589,394	Sonicwall US Holdings, Inc. (3 Month USD LIBOR + 3.750%, 0.50% Floor)	4.250	5/16/2025	586,199
				2,279,768

	TOTAL BANK LOANS (Cost $66,578,885)			$65,905,533

Ziegler Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS
September 30, 2021 (Continued)

Shares		Value
	COMMON STOCKS ― 0.4%
	CONSTRUCTION & ENGINEERING ― 0.0%
53,218	Mcdermott International Ltd. (4)	$25,279

	OIL, GAS & CONSUMABLE FUELS ― 0.4%
505	QuarterNorth Energy Holding Inc. ($0, 8/27/2028) (4)	52,394
2,188	QuarterNorth Energy Holding Inc. ($0, 8/27/2028) (4)	227,004
		279,398

	TOTAL COMMON STOCKS (Cost $1,464,225)	$304,677

	EXCHANGE TRADED FUND ― 2.7%
85,890	Invesco Senior Loan ETF	1,899,028
	TOTAL EXCHANGE TRADED FUND (Cost $1,900,394)	$1,899,028

	SHORT TERM INVESTMENT ― 3.6%
2,524,541	Invesco Government & Agency Portfolio Short-Term Investments Trust - Institutional Class, 0.03% (5)	2,524,541
	TOTAL SHORT TERM INVESTMENT (Cost $2,524,541)	$2,524,541

	WARRANTS(4) ― 0.1%
	OIL, GAS & CONSUMABLE FUELS ― 0.1%
2,687	QuarterNorth Energy Holding Inc. (Strike Price $166.09, 8/27/2029) (4)	26,870
5,175	QuarterNorth Energy Holding Inc. (Strike Price $189.42, 8/27/2029) (4)	31,050
	TOTAL WARRANTS (Cost $19,324)	$57,920

	TOTAL INVESTMENTS ― 100.9% (Cost $72,487,369)	70,691,699
	Liabilities in Excess of Other Assets ― (0.9)%	(618,214)
	TOTAL NET ASSETS ― 100.0%	$70,073,485

Percentages are stated as a percent of net assets.

(1) Variable rates securities. Description includes reference rate and spread. Rates reset at each loan payment.
(2) Unfunded or partially unfunded loan commitment. Principal pledged has not been drawn.
(3) Defaulted security.
(4) Non income producing.
(5) Rate quoted is seven-day yield at period end.

The S&P’s industry classification was developed by and/or is the exclusive property of the Standard & Poor's Financial
Services, LLC ("S&P") and has been licensed for use by Ziegler Capital Management, LLC.

The accompanying notes are an integral part of these financial statements.

Ziegler Senior Floating Rate Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments in securities at value (cost $72,487,369)	$70,691,699
Cash	901,269
Receivables:
Investment securities sold	201,544
Fund shares sold	19,163
Interest	160,087
Prepaid expenses	20,669
Total assets	71,994,431

Liabilities:
Payables:
Investment securities purchased	1,782,088
Fund shares redeemed	10,629
Distributions to shareholders	27,260
Due to Investment Adviser	4,476
Distribution Fees	26,301
Accrued expenses and other liabilities	70,192
Total liabilities	1,920,946

Net Assets	$70,073,485

Components of Net Assets:
Paid-in capital	$73,732,920
Total accumulated loss	(3,659,435)
Net Assets	$70,073,485

Class A:
Net Assets	$4,733,770
Issued and Outstanding	189,921
Net Asset Value and Redemption Price^	$24.92
Maximum Public Offering Price (based on maximum initial sales charge of 4.25%)	$26.03

Class C:
Net Assets	$4,246,700
Issued and Outstanding	171,366
Net Asset Value, Redemption Price* and Offering Price Per Share	$24.78

Institutional Class:
Net Assets	$61,093,015
Issued and Outstanding	2,457,066
Net Asset Value, Redemption Price and Offering Price Per Share	$24.86

^ Initial sales charge of 4.25% is waived if Class A shares purchased in excess of $1,000,000. The 1.00% CDSC applies when sales charge is waived and shares are redeemed within 18 months of purchase (see Note 3).
* Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase (see Note 3).

The accompanying notes are an integral part of these financial statements.

Ziegler Senior Floating Rate Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2021

Investment Income:
Dividend income	$7,221
Interest income	2,987,469
Bank loan fee income	110,989
Total investment income	3,105,679

Expenses:
Advisory fees (Note 3)	461,592
Administration and fund accounting fees (Note 3)	144,237
Distribution fees (Note 6)	81,098
Transfer agent fees and expenses (Note 3)	76,156
Registration fees	48,412
Legal fees	23,809
Audit fees	20,601
Custody fees (Note 3)	20,083
Compliance Fee (Note 3)	16,250
Trustee fees (Note 3)	13,214
Shareholder reporting fees	11,759
Service Fee	5,652
Insurance fees	2,697
Miscellaneous expenses	9,752
Total expenses	935,312
Expenses waived by the Adviser (Note 3)	(328,719)
Net expenses	606,593
Net investment income	2,499,086

Realized and Unrealized Gain on Investments
Net realized gain on investments	155,874
Net change in unrealized appreciation/depreciation on investments	1,496,138
Net realized and unrealized gain on investments	1,652,012

Net increase in net assets resulting from operations	$4,151,098

The accompanying notes are an integral part of these financial statements.

Ziegler Senior Floating Rate Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	September 30, 2021	September 30, 2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$2,499,086	$3,383,235
Net realized gain (loss) on investments	155,874	(2,020,836)
Net change in unrealized appreciation/depreciation on investments	1,496,138	(1,194,535)
Net increase in net assets resulting from operations	4,151,098	167,864

Distributions to shareholders:
Class A Shares	(162,814)	(222,935)
Class C Shares	(181,836)	(316,290)
Institutional Class Shares	(2,154,368)	(2,874,754)
Total distributions to shareholders	(2,499,018)	(3,413,979)

Capital Transactions:
Net proceeds from shares sold:
Class A Shares	495,161	735,160
Class C Shares	770,398	242,450
Institutional Class Shares	9,511,597	10,964,381
Reinvestment of distributions:
Class A Shares	38,272	56,682
Class C Shares	157,313	277,065
Institutional Class Shares	1,962,780	2,583,640
Cost of shares repurchased:
Class A Shares	(664,553)	(1,377,364)
Class C Shares	(4,911,365)	(2,004,183)
Institutional Class Shares	(7,733,993)	(20,509,736)
Net decrease in net assets from capital transactions	(374,389)	(9,031,905)
Total Increase (Decrease) in Net Assets	1,277,691	(12,278,020)

Net Assets:
Beginning of year	68,795,794	81,073,814
End of year	$70,073,485	$68,795,794

Capital Share Transactions:
Shares sold:
Class A Shares	20,052	30,927
Class C Shares	31,187	9,733
Institutional Class Shares	383,247	444,813
Shares reinvested:
Class A Shares	1,544	2,351
Class C Shares	6,382	11,497
Institutional Class Shares	79,315	107,027
Shares repurchased:
Class A Shares	(26,654)	(62,208)
Class C Shares	(198,771)	(82,606)
Institutional Class Shares	(311,800)	(847,034)
Net decrease in shares outstanding	(15,498)	(385,500)

The accompanying notes are an integral part of these financial statements.

Ziegler Senior Floating Rate Fund
FINANCIAL HIGHLIGHTS
Class A Shares
Per Share Data for a Share Outstanding for Each Year End Presented.

	September 30, 2021	September 30, 2020	September 30, 2019		September 30, 2018	September 30, 2017
Net Asset Value, Beginning of Year	$24.34	$25.18	$26.01		$25.87	$25.78

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.84	1.05	1.35		1.22	1.08
Net realized and unrealized gain (loss) on investments	0.58	(0.83)	(0.78)		0.14	0.13
Total Gain from Investment Operations	1.42	0.22	0.57		1.36	1.21

LESS DISTRIBUTIONS:
From net investment income	(0.84)	(1.05)	(1.35)		(1.14)	(1.05)
From net realized gain on investments	0.00	(0.01)	(0.05)		(0.08)	(0.07)
Total Distributions	(0.84)	(1.06)	(1.40)		(1.22)	(1.12)

Redemption fee proceeds(1)	-	-	-	(2)	-	-

Net Asset Value, End of Year	$24.92	$24.34	$25.18		$26.01	$25.87

Total Return(3)	5.90%	0.97%	2.27%		5.37%	4.80%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$4,734	$4,746	$5,638		$8,563	$265
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	1.45%	1.43%	1.31%		1.35%	1.64%
After fees waived / reimbursed by the Adviser	0.99%	0.99%	0.99%		0.99%	0.99%
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	3.38%	4.36%	5.28%		4.69%	4.22%
Portfolio turnover rate(4)	40%	41%	61%		35%	105%

(1) Computed using average shares method.
(2) Amount represents less than $0.01 per share.
(3)	Performance reported does not reflect sales charges.
(4)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements.

Ziegler Senior Floating Rate Fund
FINANCIAL HIGHLIGHTS
Class C Shares
Per Share Data for a Share Outstanding for Each Year End Presented.

	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net Asset Value, Beginning of Year	$24.20	$25.12	$25.96	$25.83	$25.75

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.65	0.87	1.16	1.01	0.90
Net realized and unrealized gain (loss) on investments	0.58	(0.92)	(0.78)	0.16	0.13
Total Gain (Loss) from Investment Operations	1.23	(0.05)	0.38	1.17	1.03

LESS DISTRIBUTIONS:
From net investment income	(0.65)	(0.86)	(1.17)	(0.96)	(0.88)
From net realized gain on investments	0.00	(0.01)	(0.05)	(0.08)	(0.07)
Total Distributions	(0.65)	(0.87)	(1.22)	(1.04)	(0.95)

Net Asset Value, End of Year	$24.78	$24.20	$25.12	$25.96	$25.83

Total Return(2)	5.12%	-0.12%	1.52%	4.56%	4.06%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$4,247	$8,049	$9,894	$2,665	$713
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	2.19%	2.18%	2.07%	2.12%	2.39%
After fees waived / reimbursed by the Adviser	1.74%	1.74%	1.74%	1.74%	1.74%
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	2.63%	3.60%	4.56%	3.88%	3.55%
Portfolio turnover rate(3)	40%	41%	61%	35%	105%

(1) Computed using average shares method.
(2)	Performance reported does not reflect sales charges.
(3)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements.

Ziegler Senior Floating Rate Fund
FINANCIAL HIGHLIGHTS
Institutional Class Shares
Per Share Data for a Share Outstanding for Each Year End Presented.

	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net Asset Value, Beginning of Year	$24.28	$25.19	$26.02	$25.88	$25.79

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.90	1.10	1.41	1.25	1.14
Net realized and unrealized gain (loss) on investments	0.58	(0.90)	(0.77)	0.17	0.14
Total Gain from Investment Operations	1.48	0.20	0.64	1.42	1.28

LESS DISTRIBUTIONS:
From net investment income	(0.90)	(1.10)	(1.42)	(1.20)	(1.12)
From net realized gain on investments	-	(0.01)	(0.05)	(0.08)	(0.07)
Total Distributions	(0.90)	(1.11)	(1.47)	(1.28)	(1.19)

Net Asset Value, End of Year	$24.86	$24.28	$25.19	$26.02	$25.88

Total Return	6.17%	0.93%	2.56%	5.62%	5.06%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$61,093	$56,001	$65,542	$80,262	$49,183
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	1.20%	1.19%	1.08%	1.17%	1.43%
After fees waived / reimbursed by the Adviser	0.74%	0.74%	0.74%	0.74%	0.74%
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	3.63%	4.57%	5.52%	4.79%	4.43%
Portfolio turnover rate(2)	40%	41%	61%	35%	105%

(1) Computed using average shares method.
(2)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements.

Ziegler FAMCO Hedged Equity Fund
Annual Report
Period Ending 9/30/2021

Dear Shareholder:

We are pleased to present you with the Annual Report for the Ziegler FAMCO Hedged Equity Fund for the twelve-month period ending September 30, 2021 (the “Reporting Period”).

During the Reporting Period, the Ziegler FAMCO Hedged Equity Fund (the “Fund”) returned 14.15%*, generating 47% of the upside capture of the S&P 500 return of 30.01%. Importantly, the fund produced a similar return per unit of risk as the standard deviation of the fund’s return was 6.77%, just 49% of the standard deviation of the S&P 500.

In December 2020, the Fund’s strategy transitioned from a covered call strategy employed on individual stocks and ETFs to a hedged equity strategy which invests in a portfolio of large cap stocks designed to closely follow the performance of the S&P 500 Index, accompanied by an S&P 500 Index-based hedging strategy that includes selling calls and buying puts for immediate downside protection. We believe the adjustments to the strategy have the potential to offer more predictable downside protection than the covered call strategy while still allowing for participation in equity market advances.

Market Environment
The economy and stock market reacted positively during the fourth quarter 2020, following the November 9th announcement of successful COVID vaccine trials.  Election uncertainty was partially put to rest in the weeks following the November 3rd election, but was finalized in January following the two Georgia Senate run-off elections.

The potential for a reopening of the economy in 2021 likely created an equity market rally and a shift that favored cyclical value stocks, which outperformed growth and technology stocks beginning on November 9, 2021 and continuing through March 31, 2021.  During the first half of the reporting period (fourth quarter 2020), this trend enhanced the returns of the stocks in the Fund relative to the Index.

The US Treasury 10 year yield started the period (Oct 1, 2020) at .67% and ended it at 1.75%. While still low, a 1.08% rise in yields is meaningful. We believe this also helps explain the outperformance of cyclical vs growth. Rising yields suggest inflation expectations are picking up, which benefit shorter duration investments like industrials, materials, financials and energy. Historically, growth stocks tend to perform well when inflation expectations are falling.

Performance Discussion
As one would expect, the sold call options in the Fund in both periods, truncated upside capture.   However, there were periods within the overall rally where the stock market declined and the hedging strategy reduced downside participation as expected during these periods. Notably, during the period from February 12th to March 4th, the S&P 500 fell 4.23% while the Fund only captured about ¼ of the downside, falling just 1.14%.

Later in the reporting period, the S&P 500 declined during the first half of September and then hovered around the long put strike price during the second half of the month, resulting in incrementally increasing downside protection when the S&P 500 price dropped below the strike price.  For example, during the market decline from September 24, 2021 through September 30, 2021, the Fund returned -1.4% net of fees, protecting 58% of the S&P 500 decline of 3.3%.

The performance of the Fund during these time periods gives us confidence that the Fund will be able to deliver on its objective of providing downside protection in the event of a deeper, more significant market downturn.

Looking Ahead

Inflation metrics have remained elevated, along with rising commodity prices, as shortages of both labor and manufacturing inputs have led to tighter inventories and higher prices for many goods and services, which may impact the upcoming holiday shopping season. Factory shutdowns in China and Southeast Asia, due to the summer spike in COVID-19 cases, led to supply chain disruptions and decreased production of many goods, including microchips. As Asian and other emerging market economies continue to get more of their population vaccinated over the coming quarters, these COVID-related disruptions to production should diminish.

Labor shortages in the U.S. are likely to improve in coming months, as well, as unemployment benefits expired in September for most unemployed workers. During the fourth quarter of 2021, nearly 500k jobs are expected to be added each month, which is more than double the job growth during the third quarter. Capacity utilization in the U.S. has remained slightly below the long-term average year-to-date, indicating that factories have ample physical capacity to meet higher demand if they could get the required amount of labor and intermediate inputs. Inflation expectations have remained well anchored near long-term average levels, as many of the factors currently causing higher inflation are transitory. The Consumer Price Index (CPI) is expected to return to more typical levels later next year as the economy normalizes, supply chain constraints abate, labor supply increases, and COVID-19 cases decline on higher global vaccination rates.

Implied volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index, was slightly below average at during the last quarter of the reporting period. However, the market turbulence during September caused implied volatility and option prices to spike, ending the fiscal year at above average levels.

According to Bloomberg, S&P 500 earnings per share are expected to grow 9.1% in 2022, which equates to an above-average forward P/E ratio of 19.6 at quarter-end. Growth is slowing back to a more normal rate, as fiscal and monetary stimulus lessens amid an economy that continues to normalize and recover from the pandemic. The positive test rate for COVID-19 has begun to decline in many countries, including the U.S., and it is estimated that over 80% of the U.S. population has some immunity to COVID-19, either from the vaccine or from previous infection.

Many areas of the economy have already fully recovered back to their pre-COVID trend, including durable goods spending, financial services, housing, food services, and railroad car loadings (ex-coal), as demand has remained strong. Consumers are generally in strong financial health, with a still large amount of pent-up savings, and the portfolio is positioned accordingly. However, many areas of the economy have yet to fully recover, with consumer spending remaining below-trend in spectator sports, amusement parks, accommodations, clothing sales, and business air transportation. A number of these areas are related to business travel and associated spending, which may not fully recover as many meetings may continue to take place virtually instead of in-person, even post-COVID.

The Fund’s stock portfolio is designed to closely track the return of the S&P 500. The hedging strategy is designed to reduce downside risk and cap market upside, creating “guardrails” around an equity portfolio, with a near cost-neutral hedging strategy. Given the outlook described above, we believe an allocation to the Fund creates equity market exposure with less risk.  Additionally, the low interest rate environment draws into question the traditional bond investment hedge to equity portfolios. We believe the Fund’s hedged strategy could create an attractive alternative to a 60% stocks /40% bonds asset allocation mix. The Fund’s monthly option strike price resets should help our strategy perform well if the market trends higher and then experiences an abrupt market sell-off, or in a market with modest, single-digit annualized returns.

We believe the Ziegler FAMCO Hedged Equity Fund is an attractive opportunity for investors who want exposure to equities but are concerned about risks which may impact the stock market in the coming year.

We appreciate your investment in the Ziegler FAMCO Hedged Equity Fund.

Sincerely,

Wiley Angell                                                                                           Sean Hughes
Senior Portfolio Manager Senior Portfolio Manager

Davis Rushing                                                                                         Kelly Rushing
Senior Portfolio Manager Senior Portfolio Manager

Past Performance Is Not Indicative of Future Performance

Must be preceded or accompanied by a prospectus.

The Ziegler FAMCO Hedged Equity Fund is distributed by Quasar Distributors, LLC.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the Ziegler FAMCO Hedged Equity Fund will achieve its investment objectives. Selling covered call or stock index options will limit the fund's gain, if any, on its underlying securities and the fund continues to bear the risk of a decline in the value of its underlying stocks. There is no guarantee that the strategy will achieve its objectives, generate profits or avoid losses. The use of covered call strategies does not ensure profits or guarantee against losses. Past performance is no assurance of future results.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The Fund risk management process includes an effort to monitor and manage risk, but does not imply low risk.

S&P 500 Index. The S&P 500 Index is weighted by market value, and its performance is thought to be representative of the stock market as a whole. The S&P 500 Index was created in 1957, although it has been extrapolated backwards to several decades earlier for performance comparison purposes. This index provides a broad snapshot of the overall U.S. equity market; in fact, over 70% of all U.S. equity is tracked by the S&P 500 Index. The index selects its companies based upon their market size, liquidity, and sector. The S&P 500 Index is a market-weighted index. It is not possible to invest directly in this index.

Upside Capture measures the ratio of one investment’s return to a benchmark.

Standard Deviation is a statistical calculation which measures the variation of a series of returns to the average return. A higher standard deviation indicates a greater variation of returns than a lower standard deviation.

Long put strike price is the price of an underlying security or index at which it becomes in the financial interest of the owner of a long put option on that index to exercise their put option.

Consumer Price index is an index of the variation in prices paid by typical consumers for retail goods and other items.
Chicago Board Options Exchange (CBOE) Volatility Index is a popular measure of the stock market's expectation of volatility based on S&P 500 index options.

Earnings per share is a company’s or index’s total earnings divided by the number of outstanding shares of the company or the companies that comprise the index.

P/E Ratio or Price-to-Earnings Ratio is the ratio for valuing a company or stock index that measures its current share price relative to its earnings per share.

•	Does not accord to the reported NAV due to adjustments made for financial reporting purposes.

Ziegler FAMCO Hedged Equity Fund
PERFORMANCE SUMMARY
September 30, 2021 (Unaudited)

Comparison of a Hypothetical $10,000 Investment in the Ziegler FAMCO Hedged Equity Fund -
Institutional Class* and CBOE BUYWRITE Monthly Index (BXM)

$16,000
$14,000
$12,000
$10,000
$8,000
$13,636
$12,698
11/29/2016
3/31/2017
9/30/2017
3/31/2018
9/30/2018
3/31/2019
9/30/2019
3/31/2020
9/30/2020
3/31/2021
9/30/2021
Institutional Class
CBOE BUYWRITE Monthly Index (BXM)

Total returns
For the period ended September 30, 2021

	One Year	Three Year*	Since Inception*
Ziegler FAMCO Hedged Equity Fund**
Institutional Class	13.01%	5.16%	5.28%
CBOE BUYWRITE Monthly Index (BXM)	21.10%	4.15%	6.62%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-833-777-1533. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The performance information for the period prior to 12/21/2020 is that of the U.S. Capital Advisors Premium Buy-Write Fund (the “Predecessor Fund”). Institutional Class of the Ziegler FAMCO Hedged Equity Fund assumed the performance, financial and other historical information of the Predecessor Fund's corresponding share class.

Gross expense ratios for the Institutional Class is 1.56%.

      *  Average annualized returns.
    **  Fund inception date was November 29, 2016.

Ziegler FAMCO Hedged Equity Fund
ALLOCATION OF PORTFOLIO HOLDINGS
(Calculated as a percentage of Total Investments)
September 30, 2021 (Unaudited)

Ziegler FAMCO Hedged Equity Fund
SCHEDULE OF INVESTMENTS
September 30, 2021

Shares		Value
	COMMON STOCKS ― 99.0.%
	ACCOUNTING, TAX PREPARTATION, BOOKKEEPING, AND PAYROLL SERVICES ― 0.3%
897	Paychex, Inc.	$100,868

	ADVERTISING AGENCIES ― 0.2%
898	Omnicom Group, Inc.	65,069

	AEROSPACE PRODUCTS AND PARTS MANUFACTURING ― 1.7%
1,062	Boeing Co./The *	233,576
1,450	General Electric Co.	149,394
3,635	Raytheon Technologies Corp.	312,465
		695,435
	AGRICULTURAL IMPLEMENT MANUFACTURING ― 0.2%
251	Deere & Co.	84,103

	ALL OTHER ELECTRICAL EQUIPMENT AND COMPONENT MANUFACTURING ― 0.8%
3,257	Emerson Electric Co.	306,810

	ALL OTHER ELECTRICAL GENERAL MERCHANDISE STORES ― 0.7%
1,353	Dollar General Corp	287,025

	AUTOMOBILE AND LIGHT DUTY MOTOR VEHICLE MANUFACTURING ― 1.9%
1,293	General Motors Co. *	68,154
905	Tesla, Inc. *	701,809
		769,963
	BREAKFAST CEREAL MANUFACTURING ― 0.1%
874	General Mills, Inc.	52,283

	CASINO HOTELS ― 0.1%
838	Las Vegas Sands Corp. *	30,671

	COMMERCIAL AND SERVICE INDUSTRY MACHINERY MANUFACTURING ― 1.0%
2,531	Dover Corp.	393,571

	COMMERCIAL BANKING ― 4.6%
13,086	Bank of America Corp.	555,500
3,607	Citigroup, Inc.	253,139
2,804	JPMorgan Chase & Co.	458,987
192	SVB Financial Group *	124,201
1,364	Truist Financial Corp.	79,999
1,146	U.S. Bancorp	68,118
4,205	Wells Fargo & Co.	195,154
2,526	Zions Bancorp NA	156,334
		1,891,432
	COMMERCIAL AND PERIPHERAL EQUIPMENT MANUFACTURING ― 6.0%
17,470	Apple, Inc.	2,472,004

	COMPUTER SYSTEMS DESIGN AND RELATED SERVICES ― 1.0%
585	Autodesk, Inc. *	166,824
1,103	Cerner Corp	77,784
609	Cognizant Technology Solutions Corp.	45,194
448	Synopsys, Inc. *	134,136
		423,938
	CONSTRUCTION MACHINERY MANUFACTURING ― 0.7%
1,453	Caterpillar, Inc.	278,932

Ziegler FAMCO Hedged Equity Fund
SCHEDULE OF INVESTMENTS
September 30, 2021 (Continued)

Shares		Value
	CONSUMER LENDING ― 0.1%
953	Synchrony Financial	$46,583

	COPPER, NICKEL, LEAD AND ZINC MINING ― 0.3%
3,689	Freeport-McMoRan, Inc.	120,003

	COSMETICS, BEAUTY SUPPLIES, AND PERFUME STORES ― 0.1%
548	Bath & Body Works, Inc.	34,540

	COURIERS AND EXPRESS DELIVERY SERVICES ― 0.7%
673	FedEx Corp.	147,582
692	United Parcel Service, Inc.	126,013
		273,595
	CREDIT BUREAUS ― 0.2%
225	Moody's Corp.	79,900

	CREDIT CARD ISSUING ― 0.5%
643	American Express Co.	107,722
629	Capital One Financial Corp.	101,879
		209,601
	CRUDE PETROLEUM EXTRACTION ― 0.5%
2,292	APA Corp.	49,118
5,131	Marathon Oil Corp.	70,141
472	Pioneer Natural Resources Co.	78,592
		197,851
	DATA PROCESSING, HOSTING, AND RELATED SERVICES ― 0.7%
615	Automatic Data Processing, Inc.	122,950
449	Broadridge Financial Solutions, Inc.	74,821
897	Fiserv, Inc. *	97,325
		295,096
	DEPARTMENT STORES ― 0.4%
2,445	TJX Cos Inc./The	161,321

	DENTAL EQUIPMENT AND SUPPLIES MANUFACTURING ― 0.1%
62	Align Technology, Inc. *	41,257

	DIAGNOSTIC IMAGING CENTERS ― 0.3%
771	Quest Diagnostics, Inc.	112,034

	DIRECT INSURANCE (EXCEPT LIFE, HEALTH, AND MEDICAL) CARRIERS ― 2.4%
2,133	American International Group, Inc.	117,080
1,525	Berkshire Hathaway, Inc. *	416,234
1,235	Chubb Ltd. (1)	214,248
964	Cincinnati Financial Corp.	110,108
786	Travelers Companies, Inc./The	119,480
		977,150
	DIRECT LIFE, HEALTH, AND MEDICAL INSURANCE CARRIERS ― 2.1%
522	Cigna Corp.	104,484
106	Humana, Inc.	41,250
2,804	MetLife, Inc.	173,091
1,353	UnitedHealth Group, Inc.	528,670
		847,495
	DOLL, TOY, AND GAME MANUFACTURING ― 0.1%
588	Hasbro, Inc.	52,461

	ELECTRONIC SHOPPING AND MAIL-ORDER HOUSES ― 4.0%
485	Amazon.com, Inc. *	1,593,245
250	Etsy, Inc. *	51,990
		1,645,235

Ziegler FAMCO Hedged Equity Fund
SCHEDULE OF INVESTMENTS
September 30, 2021 (Continued)

Shares		Value
	ELEVATOR AND MOVING STAIRWAY MANUFACTURING ― 0.1%
526	Otis Worldwide Corp.	$43,279

	EXTERMINATING AND PEST CONTROL SERVICES ― 0.1%
1,685	Rollins, Inc.	59,531

	FAMILY CLOTHING STORES ― 0.2%
635	Ross Stores, Inc.	69,120

	FINANCIAL TRANSACTIONS PROCESSING, RESERVE, AND CLEARINGHOUSE ACTIVITIES ― 3.7%
1,332	Fidelity National Information Services, Inc.	162,078
547	FleetCor Technologies, Inc. *	142,915
1,110	Global Payments, Inc.	174,914
936	Mastercard, Inc.	325,428
1,382	PayPal Holdings, Inc. *	359,610
1,684	Visa, Inc.	375,111
		1,540,056
	FOOTWEAR MANUFACTURING ― 0.8%
2,201	NIKE, Inc.	319,651

	GENERAL MEDICAL AND SURGICAL HOSPITALS ― 0.3%
591	HCA Healthcare, Inc.	143,448

	GENERAL MERCHANDISE STORES, INCLUDING WAREHOUSE CLUBS AND SUPERCENTERS ― 1.2%
717	Costco Wholesale Corp.	322,184
1,235	Wal-Mart, Inc.	172,134
		494,318
	GOLD ORE MINING ― 0.1%
740	Newmont Corp.	40,182

	HOME CENTERS ― 1.7%
1,333	Home Depot Inc./The	437,570
1,216	Lowe's Cos, Inc.	246,678
		684,248
	HOME HEALTH CARE SERVICES ― 0.3%
129	Intuitive Surgical, Inc. *	128,245

	HOTELS (EXCEPT CASINO HOTELS) AND MOTELS ― 0.4%
1,043	Marriott International Inc/MD *	154,458

	INDUSTRIAL GAS MANUFACTURING ― 0.6%
910	Linde PLC (1)	266,976

	INDUSTRIAL MACHINERY MANUFACTURING ― 0.5%
745	Applied Materials, Inc.	95,904
121	KLA Corp.	40,476
119	Lam Research Corp.	67,729
		204,109
	INSURANCE AGENCIES AND BROKERAGES ― 0.3%
451	Aon PLC ― (1)	128,882

	INTERNET PUBLISHING AND BROADCASTING AND WEB SEARCH PORTALS ― 7.1%
102	Alphabet, Inc. *	271,862
548	Alphabet, Inc. *	1,465,088
2,458	Facebook, Inc. *	834,221
502	Netflix, Inc. *	306,391
816	Twitter, Inc. *	49,278
		2,926,840

Ziegler FAMCO Hedged Equity Fund
SCHEDULE OF INVESTMENTS
September 30, 2021 (Continued)

Shares		Value
	INVESTMENT BANKING AND SECURITIES DEALING ― 2.1%
3,543	Charles Schwab Corp./The	$258,072
642	Goldman Sachs Group, Inc./The	242,695
2,750	Morgan Stanley	267,603
282	SBA Communications Corp.	93,221
		861,591
	JANITORIAL SERVICES ― 0.7%
1,286	Ecolab, Inc.	268,285

	LESSORS OF MINIWAREHOUSES AND SELF-STORAGE UNITS ― 0.8%
1,952	Extra Space Storage, Inc.	327,916
134	Prologis, Inc.	16,808
		344,724
	LESSORS OF NONRESIDENTIAL BUILDINGS (EXCEPT MINIWAREHOUSES) ― 0.7%
429	American Tower Corp.	113,861
2,225	Duke Realty Corp.	106,511
2,262	Host Hotels & Resorts, Inc. *	36,938
475	Ventas, Inc.	26,225
		283,535
	LESSORS OF OTHER REAL ESTATE PROPERTY ― 0.8%
1,347	Crown Castle International Corp.	233,462
785	Digital Realty Trust, Inc.	113,393
		346,855
	LINEN AND UNIFORM SERVICES ― 0.2%
243	Cintas Corp.	92,500

	MANAGEMENT CONSULTING SERVICES ― 0.4%
573	Accenture PLC (1)	183,314

	MANAGEMENT OF COMPANIES AND ENTERPRISES ― 2.5%
1,320	American Water Works Co, Inc.	223,133
773	Atmos Energy Corp.	68,179
2,176	Dominion Energy, Inc.	158,892
3,030	Duke Energy Corp.	295,697
3,341	NextEra Energy, Inc.	262,335
		1,008,236
	MEDICAL EQUIPMENT AND SUPPLIES MANUFACTURING ― 1.6%
2,897	Baxter International, Inc.	233,005
924	Becton Dickinson and Co.	227,137
1,486	Boston Scientific Corp. *	64,478
189	ResMed, Inc.	49,811
341	Stryker Corp.	89,929
		664,360
	METAL VALVE MANUFACTURING ― 0.3%
2,582	Masco Corp.	143,430

	MOTION PICTURE AND VIDEO PRODUCTION ― 0.8%
2,021	Walt Disney Co./The *	341,893

	MOTOR VEHICLE ELECTRICAL AND ELECTRONIC EQUIPMENT MANUFACTURING ― 0.1%
371	Aptiv PLC *(1)	55,268

	NATURAL GAS EXTRACTION ― 0.2%
867	Hess Corp.	67,721

	NAVIGATIONAL, MEASURING, ELECTROMEDICAL, AND CONTROL INSTRUMENTS MANUFACTURING ― 2.4%
1,084	Danaher Corp.	330,012
988	Honeywell International, Inc.	209,733

Ziegler FAMCO Hedged Equity Fund
SCHEDULE OF INVESTMENTS
September 30, 2021 (Continued)

Shares		Value
	NAVIGATIONAL, MEASURING, ELECTROMEDICAL, AND CONTROL INSTRUMENTS MANUFACTURING ― 2.4% (Continued)
486	Illumina, Inc. *	$197,126
157	Northrop Grumman Corp.	56,544
360	Thermo Fisher Scientific, Inc.	205,679
		999,094
	NEW CAR DEALERS ― 0.2%
561	CarMax, Inc. *	71,786

	NEWSPAPER PUBLISHERS ― 0.3%
257	S&P Global, Inc.	109,197

	OFFICES OF PHYSICIANS ― 0.2%
750	Edwards Lifesciences Corp. *	84,908

	OTHER BASIC INORGANIC CHEMICAL MANUFACTURING ― 0.3%
1,305	Church & Dwight Co, Inc.	107,754

	OTHER CONVERTED PAPER PRODUCT MANUFACTURING ― 0.1%
449	Kimberly-Clark Corp.	59,466

	OTHER DIRECT SELLING ESTABLISHMENTS ― 0.2%
561	CDW Corp.	102,113

	OTHER PLASTIC PRODUCTS MANUFACTURING ― 0.3%
768	3M Co.	134,723

	OTHER TRAVEL ARRANGEMENT AND RESERVATIONS SERVICES ― 0.4%
69	Booking Holdings, Inc. *	163,797

	PAPERBOARD MILLS ― 0.3%
792	Packaging Corp of America	108,852

	PETROLEUM REFINERIES ― 1.7%
1,796	Chevron Corp.	182,204
3,322	ConocoPhillips	225,133
3,536	Exxon Mobil Corp.	207,988
960	Valero Energy Corporation	67,747
		683,072
	PHARMACEUTICAL AND MEDICINE MANUFACTURING ― 5.5%
1,418	Abbott Laboratories	167,508
1,535	AbbVie, Inc.	165,580
891	Amgen, Inc.	189,471
704	Eli Lilly & Co.	162,659
1,718	Gilead Sciences, Inc.	120,002
3,115	Johnson & Johnson	503,073
2,837	Merck & Co, Inc.	213,087
532	Moderna, Inc. *	204,746
5,574	Pfizer Inc.	239,738
854	Vertex Pharmaceuticals, Inc. *	154,907
677	Zoetis, Inc.	131,433
		2,252,204
	PHARMACEUTICAL PREPARATION MANUFACTURING ― 0.2%
1,071	AstraZeneca PLC (1)	64,324

	PHARMACIES AND DRUG STORES ― 0.5%
2,582	CVS Health Corp.	219,109

	PIPELINE TRANSPORTATION OF NATURAL GAS ― 0.5%
7,580	Williams Cos Inc/The	196,625

Ziegler FAMCO Hedged Equity Fund
SCHEDULE OF INVESTMENTS
September 30, 2021 (Continued)

Shares		Value
	PLASTICS MATERIAL AND RESIN MANUFACTURING ― 0.2%
1,067	LyondellBasell Industries N.V.	$100,138

	POLISH AND OTHER SANITATION GOOD MANUFACTURING ― 0.2%
609	Clorox Co/The	100,856

	RADIO AND TELEVISION BROADCASTING AND WIRELESS COMMUNICATION ― 1.0%
673	L3Harris Technologies, Inc.	148,222
561	Motorola Solutions, Inc.	130,331
1,010	QUALCOMM, Inc.	130,270
		408,823
	RAIL TRANSPORTATION ― 0.6%
1,719	CSX Corp.	51,123
225	Norfolk Southern Corp.	53,831
752	Union Pacific Corp.	147,400
		252,354
	REINSURANCE CARRIERS ― 0.2%
343	Everest Re Group Ltd. (1)	86,018

	RESEARCH AND DEVELOPMENT IN THE PHYSICAL, ENGINEERING, AND LIFE SCIENCES ― 0.1%
97	Regeneron Pharmaceuticals, Inc. *	58,702

	RESIDENTIAL BUILDING CONSTRUCTION ― 0.2%
1,175	DR Horton, Inc.	98,665

	RESIN AND SYNTHETIC RUBBER MANUFACTURING ― 0.2%
1,043	DuPont de Nemours, Inc.	70,914

	RESTAURANTS AND OTHER EATING PLACES ― 1.0%
107	Domino's Pizza, Inc.	51,035
489	McDonald's Corp.	117,903
2,291	Starbucks Corp.	252,719
		421,657
	SECURITIES AND COMMODITY EXCHANGES ― 0.4%
762	CME Group, Inc.	147,356

	SECURITIES BROKERAGE ― 0.1%
83	MarketAxess Holdings, Inc.	34,917

	SEMICONDUCTOR AND OTHER ELECTRONIC COMPONENT MANUFACTURING ― 4.6%
1,684	Advanced Micro Devices, Inc. *	173,284
449	Allegion PLC (1)	59,349
673	Broadcom, Inc.	326,357
4,639	Intel Corp.	247,166
264	Monolithic Power Systems, Inc.	127,956
2,831	NVIDIA Corp.	586,469
234	Skyworks Solutions, Inc.	38,559
1,627	Texas Instruments, Inc.	312,726
		1,871,866
	SEMICONDUCTOR AND RELATED DEVICE MANUFACTURING ― 0.2%
453	NXP Semiconductors NV (1)	88,729

	SNACK FOOD MANUFACTURING ― 0.2%
1,701	Mondelez International, Inc.	98,964

Ziegler FAMCO Hedged Equity Fund
SCHEDULE OF INVESTMENTS
September 30, 2021 (Continued)

Shares		Value
	SOAP AND CLEANING COMPOUND MANUFACTURING ― 0.9%
642	Colgate-Palmolive Co.	$48,522
2,244	Procter & Gamble Co./The	313,712
		362,234
	SOFT DRINK AND ICE MANUFACTURING ― 1.4%
3,257	Coca-Cola Co./The	170,895
1,196	Monster Beverage Corp. *	106,241
1,908	PepsiCo, Inc.	286,982
		564,118
	SOFTWARE PUBLISHERS ― 9.1%
1,347	Activision Blizzard, Inc.	104,244
381	Adobe, Inc. *	219,349
195	Electronic Arts, Inc.	27,739
493	Intuit, Inc.	265,978
7,867	Microsoft Corp.	2,217,864
2,282	NortonLifeLock, Inc.	57,735
2,317	Oracle Corp.	201,880
903	salesforce.com, Inc. *	244,912
524	ServiceNow, Inc. *	326,068
443	Take-Two Interactive Software, Inc. *	68,253
		3,734,022
	SOYBEAN AND OTHER OILSEED PROCESSING― 0.1%
731	Archer-Daniels-Midland Co.	43,867

	TELEPHONE APPARATUS MANUFACTURING ― 0.8%
5,752	Cisco Systems, Inc.	313,081

	TELEVISION BROADCASTING ― 0.1%
1,037	Discovery, Inc. *	26,319
516	ViacomCBS, Inc.	20,387
		46,706
	TOBACCO MANUFACTURING ― 0.8%
2,977	Altria Group, Inc.	135,513
2,059	Philip Morris International, Inc.	195,173
		330,686
	TOILET PREPARATION MANUFACTURING ― 0.2%
304	Estee Lauder Cos Inc/The	91,179

	VETERINARY SERVICES ― 0.3%
200	IDEXX Laboratories, Inc. *	124,380

	WINERIES ― 0.2%
294	Constellation Brands, Inc.	61,943

	WIRED AND WIRELESS TELECOMMUNICATIONS CARRIERS ― 2.4%
4,786	AT&T Inc.	129,270
160	Charter Communications, Inc. *	116,410
6,690	Comcast Corp.	374,172
6,918	Verizon Communications, Inc.	373,641
		993,493

	TOTAL COMMON STOCKS (Cost $34,124,700)	$40,673,973

Ziegler FAMCO Hedged Equity Fund
SCHEDULE OF INVESTMENTS
September 30, 2021 (Continued)

Contracts		Notional ($)	Value
	PURCHASED OPTIONS* ― 1.3%
	Put Option ― 1.3%
94	S&P 500 Index at $4,225, Expires October 29, 2021	40,490,876	536,834
	TOTAL PURCHASED OPTION (Premiums paid $582,991)		$536,834

Shares
	SHORT TERM INVESTMENT ― 0.6%
243,715	Short-Term Investments Trust - Government & Agency Portfolio - Institutional Class, 0.026% (2)		243,715
	TOTAL SHORT TERM INVESTMENT (Cost $243,715)		$243,715

	TOTAL INVESTMENTS ― 100.9% (Cost $34,951,406)		41,454,522
	Liabilities in Excess of Other Assets ― (0.9)%		(363,162)
	TOTAL NET ASSETS ― 100.0%		$41,091,360

Contracts		Notional ($)	Value
	WRITTEN OPTIONS* ― (1.2)%
	Call Option ― (1.0)%
(94)	S&P 500 Index at $4,430, Expires October 29, 2021	(40,490,876)	$(394,800)
	Total Call Option Written (Premiums received $394,609)		(394,800)

	Put Option ― (0.2)%
(94)	S&P 500 Index at $3,705, Expires October 29, 2021	(40,490,876)	(79,430)
	Total Put Option Written (Premiums received $75,009)		(79,430)
	TOTAL WRITTEN OPTIONS (Premiums received $469,618)		$(474,230)

Percentages are stated as a percent of net assets.

*	Non-income producing security.
(1)	Foreign issued security.
(2)	Rate quoted is seven-day yield at period end.

Abbreviations used in this schedule:
PLC ― Public Limited Company

The accompanying notes are an integral part of these financial statements.

Ziegler FAMCO Hedged Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets:
Investments in securities at value (cost $34,951,406)	$41,454,522
Receivables:
Investment securities sold	1,857,066
Due from Investment Adviser	4,253
Dividends and interest	23,510
Prepaid expenses	15,464
Total assets	43,354,815

Liabilities:
Written options, at value (premiums received $469,618)	474,230
Payables:
Fund shares redeemed	17,075
Investment securities purchased	1,720,620
Accrued expenses and other liabilities	51,530
Total liabilities	2,263,455

Net Assets	$41,091,360

Components of Net Assets:
Paid-in capital	$37,170,859
Distributable earnings	3,920,501
Net Assets	$41,091,360

Institutional Class:
Net Assets	$41,091,360
Issued and Outstanding	3,757,050
Net Asset Value, Redemption Price and Offering Price Per Share	$10.94

The accompanying notes are an integral part of these financial statements.

Ziegler FAMCO Hedged Equity Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2021

Investment Income:
Dividend income (Net of foreign taxes withheld of $1,571)	$565,301
Interest income	453
Total investment income	565,754

Expenses:
Advisory fees (Note 3)	270,928
Administration and fund accounting fees (Note 3)	97,295
Transfer agent fees and expenses (Note 3)	28,822
Registration fees	21,467
Custody fees (Note 3)	18,959
Service fees	17,614
Legal fees	15,214
Compliance fees (Note 3)	14,797
Audit fees	14,018
Shareholder reporting fees	13,331
Trustee fees (Note 3)	8,344
Insurance fees	3,257
Miscellaneous expenses	6,894
Total expenses	530,940
Expenses waived and reimbursed by the Adviser (Note 3)	(137,960)
Net expenses	392,980
Net investment income	172,774

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(535,516)
Written Options	(302,196)
Net realized loss	(837,712)
Net unrealized gain (loss) on:
Investments	4,462,058
Written Options	(9,537)
Net change in unrealized appreciation/depreciation	4,452,521
Net realized and unrealized gain on investments and written options	3,614,809

Net increase in net assets resulting from operations	$3,787,583

The accompanying notes are an integral part of these financial statements.

Ziegler FAMCO Hedged Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$172,774	$275,419
Net realized loss on investments and written options	(837,712)	(903,142)
Net change in unrealized appreciation/depreciation on investments and written options	4,452,521	359,876
Net increase (decrease) in net assets resulting from operations	3,787,583	(267,847)

Distributions to shareholders:
Distributable earnings	(77,922)	(247,643)
Return of capital	-	(701,322)
Total distributions to shareholders	(77,922)	(948,965)

Capital Transactions:
Net proceeds from shares sold	16,451,700	1,698,218
Reinvestment of distributions	70,936	843,736
Cost of shares repurchased	(3,230,717)	(3,151,882)
Net increase (decrease) in net assets from capital transactions	13,291,919	(609,928)
Total increase (decrease) in Net Assets	17,001,580	(1,826,740)

Net Assets:
Beginning of year	24,089,780	25,916,520
End of year	$41,091,360	$24,089,780

Capital Share Transactions:
Shares sold	1,578,287	183,676
Shares reinvested	6,914	88,282
Shares repurchased	(307,957)	(343,191)
Net increase (decrease) in shares outstanding	1,277,244	(71,233)

The accompanying notes are an integral part of these financial statements.

Ziegler FAMCO Hedged Equity Fund
FINANCIAL HIGHLIGHTS
Institutional Class
Per Share Data for a Share Outstanding for Each Year End or Period Presented.

	September 30, 2021		September 30, 2020	September 30, 2019	September 30, 2018	Period from November 29, 2016(1) to September 30, 2017
Net Asset Value, Beginning of Period	$9.71		$10.16	$10.58	$10.47	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)	0.05		0.10	0.15	0.13	0.11
Net realized and unrealized gain (loss) on investments	1.21		(0.17)	0.07	0.35	0.42
Total Gain (Loss) from Investment Operations	1.26		(0.07)	0.22	0.48	0.53

LESS DISTRIBUTIONS:
From net investment income	(0.03)		(0.10)	(0.20)	(0.13)	(0.06)
From net realized gain on investments	-		-	(0.11)	(0.25)	-
From return of capital	-		(0.28)	(0.33)	-	-
Total Distributions	(0.03)		(0.38)	(0.64)	(0.37)	(0.06)

Net Asset Value, End of Period	$10.94		$9.71	$10.16	$10.58	$10.47

Total Return	13.01%		(0.54)%	2.43%	4.74%	5.30%	(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$41,091		$24,090	$25,917	$21,810	$144,485
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	1.49%	(5)	1.73%	1.63%	2.02%	2.91%	(4)
After fees waived / reimbursed by the Adviser	1.11%	(5)	1.15%	1.15%	1.15%	1.15%	(4)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	0.49%	(5)	1.13%	1.53%	1.30%	1.30%	(4)
Portfolio turnover rate	82%		90%	96%	74%	81%	(3)

(1) Commencement of operations.
(2) Computed using average shares method.
(3) Not Annualized.
(4) Annualized.
(5)	Effective ratio for the period. Expense Cap lowered on 9/1/2021 from 1.15% to 0.70%. (Note 3)

The accompanying notes are an integral part of these financial statements.

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS
September 30, 2021

Note 1 – Organization

The Ziegler Senior Floating Rate Fund (the “Floating Rate Fund”), formerly known as Ziegler Floating Rate Fund and Ziegler FAMCO Hedged Equity Fund (the “FAMCO Fund”), each a Fund and together, the “Funds” are separate series of the Trust for Advised Portfolios (the “Trust”). The Trust was organized on August 28, 2003, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Ziegler Capital Management, LLC (“the Adviser” or “Ziegler”) serves as the investment manager to the Funds.  Pretium Credit Management LLC (“Pretium”) serves as the Sub-Advisor to the Floating Rate Fund. USCA Asset Management LLC (“USCA”) serves as the Sub-Adviser to the FAMCO Fund.

On December 18, 2020, pursuant to an Agreement and Plan of Reorganization (the ‘‘Reorganization’’) previously approved by the USCA Fund Trust, the shareholders of the USCA Premium Buy-Write Fund (the ‘‘Predecessor Fund’’) and the Trust’s Board of Trustees (the “Trustees” or “Board”), all of the assets and liabilities of the Predecessor Fund were transferred into a corresponding series (the “Successor Fund”) of the Trust in exchange for shares of the Successor Fund. USCA served as the investment adviser to the Predecessor Fund.

The Reorganization was a tax-free event to the Funds’ shareholders and the primary investment objective of the Successor Fund is the same as that of its Predecessor Fund. The Predecessor Fund was deemed to be the accounting survivor for financial reporting purposes, and as a result, the financial statements and financial highlights reflect the operations of the Predecessor Fund for periods prior to the Reorganization date. The Predecessor Fund’s fiscal year end of September 30 was also adopted by the Successor Fund.

The Funds are each registered as a diversified investment series of the Trust.  The investment objective of the Floating Rate Fund is to provide total return, comprised of current income and capital appreciation by investing in senior secured floating rate loans and other senior secured floating rate debt instruments, and in other instruments that have economic characteristics similar to such instruments. The Fund commenced operations on April 1, 2016.  The FAMCO Fund seeks growth of capital and income. The Predecessor Fund commenced operations on November 29, 2016.

The Floating Rate Fund offers three classes of shares, Class A, Class C and Institutional Class; the FAMCO Fund offers an Institutional Class. Each Fund has an unlimited number of shares of beneficial interest, with no par value and represents an equal pro rata interest in each Fund, except the difference of class specific expenses, which reflects the difference in the range of services provided to each class. Income and expenses (other than those attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class based on relative net assets on a daily basis.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The Funds are each considered an investment company under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation – Equity investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Funds are valued at the last sale price in the over-the-counter (“OTC”) market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

Fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees (the “Board”). Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Ziegler or Pretium under procedures established by and under the general supervision and responsibility of the Board.
The fair value of bank loans is generally valued using recently executed transactions, market price quotations (where observable) and market observable credit default swap levels. Fair value is based on the average of one or more broker quotes received. When quotations are unobservable, proprietary valuation models and default recovery analysis methods are employed. Bank debt is generally categorized in Level 2 or 3 of the fair value hierarchy, depending on the use and availability of observable inputs.

Options are valued using composite pricing via the National Best Bid and Offer quotes. Composite pricing looks at the last trade on the exchange where the option is traded. If there are no trades for an option on a given business day, as of closing, the Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. For options where market quotations are not readily available, fair value shall be determined by the Adviser.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad levels and described below:

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. The inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –  significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Funds’ investments in each category investment type as of September 30, 2021:

Floating Rate Fund
Description	Level 1	Level 2	Level 3	Total
Assets:
Bank Loans	$-	$65,905,533	$-	$65,905,533
Common Stock	-	304,677	-	304,677
Exchange Traded Fund	1,899,028	-	-	1,899,028
Short-Term Investment	2,524,541	-	-	2,524,541
Warrants	-	57,920	-	57,920
Total	$4,423,569	$66,268,130	$-	$70,691,699

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

FAMCO Fund
Description	Level 1	Level 2	Level 3	Total
Assets:
Common Stock	$40,673,973	$-	$-	$40,673,973
Purchased Options	-	536,834	-	536,834
Short-Term Investment	243,715	-	-	243,715
Total	$40,917,688	$536,834	$-	$41,454,522
Liabilities:
Written Options	$-	$(474,230)	$-	$(474,230)
Total	$-	$(474,230)	$-	$(474,230)

See the Schedule of Investments for further detail of investment classifications.

(b) Derivatives Investments - The FAMCO Fund invests in certain derivatives, as detailed below, to meet its investment objectives.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund by investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The following provides more information on specific types of derivatives and activity in the Fund. The use of derivative instruments by the Fund for the year ended September 30, 2021 was related to the use of purchased and written options. The Fund sells (writes) call options on a majority of these stocks and ETFs, or a representative index, such as the S&P 500, in seeking to shield the Fund from some of the risk associated with these investments and to generate additional returns to the extent of the call option premium received. The Fund may also purchase and sell exchange traded put options, employing an option overlay known as a “Put/Spread” strategy in order to provide additional downside protection and risk-reduction. The options may be based on the S&P 500 Index or on ETFs that replicate the S&P 500 Index (S&P 500 ETFs). The combination of the diversified portfolio of equity securities, the downside protection from index put spread and the income from the call options is intended to provide the Fund with a portion of the returns associated with equity market investments while exposing investors to less risk than traditional long-only equity strategies (strategies that do not employ call or put options).

As the seller of a call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of a call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option.\

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

FAMCO Fund

Consolidated Statement of Assets and Liabilities Location
Assets
Risk Exposure Category	Investments (1)
Equity	$ 536,834
Total	$ 536,834

Liabilities
Risk Exposure Category	Written Options
Equity	$ (474,230)
Total	$ (474,230)

(1)	Includes purchased options

The following table sets forth the Fund’s realized and unrealized gain (loss), as reflected in the Consolidated Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended June 30, 2021:

Amount of Realized Loss on Derivatives
Risk Exposure Category	Investments(1)	Written Options
Equity	$ (3,263,155)	$ (302,196)
Total	$ (3,263,155)	$ (302,196)

Change in Unrealized Gain on Derivatives
Risk Exposure Category	Investments(1)	Written Options
Equity	$ (46,157)	$ (9,537)
Total	$ (46,157)	$ (9,537)

(1)	Includes purchased options

The FAMCO Fund had outstanding purchased and written option contracts as listed on the Schedule of Investments as of
September 30, 2021. The fair market value of purchased options is included in Investments in securities, and written options is reported separately on the Statement of Assets and Liabilities. For the year ended September 30, 2021, the month-end average number of purchased and written option contracts for the FAMCO Fund was 93 and (685), respectively

(c) Federal Income Taxes - The Funds have elected to be taxed as a Regulated Investment Companies (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intend to maintain this qualification and to distribute substantially all of the net taxable income to shareholders. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

As of and during the year ended September 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the period, the Funds did not incur any interest or tax penalties. Each Fund’s income tax returns are subject to examination by the tax authorities in the United States for a period of three years after they are filed.  The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders – The Funds record distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. The Floating Rate Fund declares dividends from any net investment income daily and pays them monthly. The FAMCO Fund makes distributions from net investment income, if any, at least annually. Net realized gains from investment transactions, if any, are distributed to shareholders annually. The Funds may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Indemnifications – In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that has not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(f) Cash – Concentration in Uninsured Cash – For cash management purposes the Funds may concentrate cash with the Funds’ custodian.  This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits.  As of September 30, 2021, the Floating Rate Fund held $651,269 as cash reserves at U.S. Bank, N.A. (“U.S. Bank”) that exceeded the FDIC insurance limit.

(g) Other – The Funds record security transactions based on trade date. Realized gains and losses on sales of securities are reported on the basis of identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Fee income from bank loan investments, including amendment and consent fees, are presented separately on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Note 3 – Investment Management Agreement and Other Transactions with Affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds pay the Adviser a monthly fee based on the average daily net assets at an annual rate of 0.65% for the Floating Rate Fund and 0.78% for the FAMCO Fund, which was lowered to 0.60% effective September 1, 2021.  The Predecessor Fund also charged a 0.78% annual investment management fee. The Adviser has entered into Sub-Advisory agreements with Pretium and USCA for the Floating Rate Fund and FAMCO Fund, respectively; the compensation for each sub-adviser is based on assets under management and is paid out of Ziegler’s advisory fees.

Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will reimburse the Floating Rate Fund for expenses in excess of 0.99%, 1.74%, and 0.74% of average daily net assets for Class A, Class C, and Institutional Class, respectively, and 0.70% for the FAMCO Fund, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest expense relating to short sales, dividend expense, borrowing costs, extraordinary expenses, and brokers’ commissions and other charges relating to the purchase and sale of the Funds’ portfolio securities.  The Expense Cap for the FAMCO Fund was lowered from 1.15% to 0.70% effective September 1, 2021. Prior to the conversion, the Predecessor Fund had a similar agreement to limit the operating expenses to 1.15% of average net assets.

The Adviser is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement within 36 months following the month in which the Adviser reduced its compensation and/or assumed expenses for the Funds, provided that the total operating expenses of the Funds, including the recoupment, do not exceed the established limitation on expenses for that year.

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

At September 30, 2021, the amounts reimbursed by the Adviser and the eligible recapture periods are as follows:

Year Waived / Reimbursed	Floating Rate Fund	FAMCO Fund		Expiration
2019	$311,869	$-		September 30, 2022
2020	341,145	-		September 30, 2023
2021	328,719	107,066	*	September 30, 2024
	$981,733	$107,066

*Includes post conversion period only, from 12/21/2021 to 9/30/2021.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the administrator, fund accountant and transfer agent to the Funds.  Fund Services provided similar services to the Predecessor Fund. The officers of the Trust are employees of Fund Services. U.S Bank, N.A. serves as the Funds’ custodian. Quasar Distributors, LLC (“Quasar”), serves as the Funds’ distributor and principal underwriter. For the year ended September 30, 2021, the Funds incurred the following expenses for administration & fund accounting, transfer agent, custody and compliance fees:

	Floating Rate Fund	FAMCO Fund
Administration & fund accounting	$144,237	$97,295
Transfer agent	76,156	28,822
Custody	20,083	18,959
Compliance	16,250	14,797

At September 30, 2021, the Funds had payables for administration & fund accounting, transfer agent, custody and compliance fees in the following amounts:

	Floating Rate Fund	FAMCO Fund
Administration & fund accounting	$24,859	$15,278
Transfer agent	12,619	3,398
Custody	8,511	1,713
Compliance	2,778	2,778

The above payable amounts are included in Accrued expenses and other liabilities in the Statement of Assets and Liabilities.

There is a maximum initial sales charge of 4.25% for Class A shares of the Floating Rate Fund and a contingent deferred sales charge (“CDSC”) of 1.00% on C shares of the Fund. There is no initial sales charge on purchases of $1,000,000 or more of Class A shares, but a 1.00% CDSC applies when the charge is waived and shares are redeemed within 18 months of purchase.  The Distributor retains a portion of the initial sales charge when shares are purchased through a service agent and will retain the full amount if purchased through the Distributor.  For the year ended September 30, 2021, Quasar did not retain sales charges on sales of the Class A shares of the Fund and CDSCs for Class C shares totaled $458.

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

The Floating Rate Fund charges a 1.00% redemption fee on the redemption of Class A shares held for 60 days or less.

The Independent Trustees were paid $21,558 for their services and reimbursement of travel expenses during the year ended September 30, 2021. This amount includes $1,250 paid to the Trustees of the Predecessor Fund. The Funds pay no compensation to the Interested Trustee or officers of the Trust.

Note 4 – Investment Transactions

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for each Fund for the year ended September 30, 2021, were as follows:

Floating Rate Fund
Purchases	$27,683,297
Sales	$29,039,607

FAMCO Fund
Purchases	$40,116,384
Sales	$28,241,095

Note 5 – Federal Income Tax Information

At September 30, 2021, the components of accumulated earnings (deficit) for income tax purposes were as follows:

	Floating Rate Fund	FAMCO Fund
Cost of Investments	$72,487,372	$35,054,255
Gross Unrealized Appreciation	581,737	6,951,720
Gross Unrealized Depreciation	(2,377,410)	(551,453)
Net Unrealized Appreciation (Depreciation) on Investments	(1,795,673)	6,400,267

Undistributed ordinary income	1,200	94,652
Undistributed long-term capital gains	-	-
Distributable Earnings	1,200	94,652

Other Accumulated Loss	(1,864,962)	(2,574,418)
Total Accumulated Gain (Loss)	$(3,659,435)	$3,920,501

At September 30, 2021, the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
	Short-Term	Long-Term	Total
Floating Rate Fund	$ (49,500)	$ (1,815,462)	$ (1,864,962)
FAMCO Fund	$ (508,197)	$ (977,497)	$ (1,485,694)

The tax character of distributions paid during the fiscal years ended September 30, 2021 and September 30, 2020 were as follows:

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

Floating Rate Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Distributions Paid From:
Ordinary Income	$2,499,018	$3,387,179
Long Term Capital Gains	-	26,800
Total Distributions Paid	$2,499,018	$3,413,979

FAMCO Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
Distributions Paid From:
Ordinary Income	$77,922	$247,643
Return of Capital	-	701,322
Total Distributions Paid	$77,922	$948,965

Note 6 – Distribution Plan

The Trust, on behalf of the Floating Rate Fund, adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A and Class C shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% and 1.00% of average daily net assets attributable to the Class A and Class C shares, respectively.  For the year ended September 30, 2021, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Line of Credit

The Floating Rate Fund has access to a $15 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly.  During the year ended September 30, 2021, the Fund did not draw on this line of credit.

Note 8 – Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under 2(a)(9) of the 1940 Act. As of September 30, 2021, Capinco held 38% of the outstanding Institutional Class shares of the Floating Rate Fund, and National Financial and Charles Schwab & Co. Inc. held 68% and 30% of the outstanding shares of the FAMCO Fund, respectively, for the benefit of their shareholders.

Ziegler Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

Note 9 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Subsequent to the period end, the Floating Rate Fund has made the following distributions per share:

Record Date	Payable Date	Class A	Class C	Class I
Daily	10/31/2021	$0.0670	$0.0508	$0.0721

The Funds have determined there were no other subsequent events that would need to be disclosed in the financial statements.

Note 10 – COVID-19 Risk

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Note 11 – New Accounting Pronouncement

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of Ziegler Senior Floating Rate Fund and
Ziegler FAMCO Hedged Equity Fund

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Ziegler Senior Floating Rate Fund and Ziegler FAMCO Hedged Equity Fund (formerly, “USCA Premium Buy-Write Fund, a series of USCA Fund Trust”), each a series of shares of beneficial interest in Trust for Advised Portfolios (the “Funds”), including the schedules of investments, as of September 30, 2021, and the related statements of operations and changes in net assets and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2021, and the results of their operations, the changes in their net assets, and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America. For Ziegler FAMCO Hedged Equity Fund, the statements of changes in net assets for the year ended September 30, 2020 and the financial highlights for the period November 29, 2016 (commencement of operations) through September 30, 2020 were audited by other auditors whose report, dated November 24, 2020, expressed an unqualified opinion on such financial statements.

Fund	Financial Statements Presented
Ziegler Senior Floating Rate Fund
The statement of operations for the year ended September 30, 2021 and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended

Ziegler FAMCO Hedged Equity Fund	The statements of operations and changes in net assets and the financial highlights for the year ended September 30, 2021

Basis for Opinion
These financial statements are the responsibility of the Funds' management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
November 29, 2021

Ziegler Funds
EXPENSE EXAMPLE
September 30, 2021 (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 to September 30, 2021 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)
Floating Rate Fund
Class A
Actual Fund Return	1,000	1,020.00	5.01
Hypothetical 5% Return	1,000	1,020.10	5.01
Class C
Actual Fund Return	1,000	1,016.20	8.79
Hypothetical 5% Return	1,000	1,016.34	8.80
Institutional Class
Actual Fund Return	1,000	1,021.30	3.75
Hypothetical 5% Return	1,000	1,021.36	3.75

FAMCO Fund
Institutional Class
Actual Fund Return	1,000	1,027.90	5.44
Hypothetical 5% Return	1,000	1,019.70	5.42

(1)
Expenses for the Floating Rate Fund are 0.99%, 1.74% and 0.74% for Class A, Class C and Institutional Class shares, respectively, multiplied by the average account value over the period, multiplied by 183/365. Expenses for the FAMCO Fund are equal to the Fund’s annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 183/365.  The expense ratios for each Fund reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Ziegler Senior Floating Rate Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
September 30, 2021 (Unaudited)

At a meeting held on August 12 and 13, 2021, the Board of Trustees (the “Board”) of Trust for Advised Portfolios (the “Trust”), including all Trustees who are not “interested persons” of the Trust (“Independent Trustees”), as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreement (“Advisory Agreement”) with Ziegler Capital Management (the “Adviser”) and the investment sub-advisory agreement (“Sub-Advisory Agreement”) with Pretium Credit Management, LLC (the “Sub-Adviser”), for the Ziegler Senior Floating Rate Fund (the “Fund”).

Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the Sub-Adviser and the services provided by the Adviser and the Sub-Adviser to the Fund under the Advisory Agreement and Sub-Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations. The information prepared specifically for the annual review of the Advisory Agreement and Sub-Advisory Agreement supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed at such meetings were relevant to the review of the Advisory Agreement and Sub-Advisory Agreement. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Fund; compliance, regulatory, and risk management matters; the trading practices of the Adviser and Sub-Adviser; valuation of investments; fund expenses; and overall market and regulatory developments. The Trustees considered the review of the Advisory Agreement and Sub-Advisory Agreement to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained during their tenure on the Board governing the Fund and working with the Adviser and Sub-Adviser in their review of the Advisory Agreement and Sub-Advisory Agreement, respectively. The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel without representatives from the Adviser or Sub-Adviser present. In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreement and Sub-Advisory Agreement.

In considering the continuance of the Advisory Agreement and Sub-Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•
In considering the nature, extent and quality of the services provided by the Adviser and Sub-Adviser, the Trustees considered the Adviser and Sub-Adviser’s specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel who are involved in the day-to-day activities of the Fund. The Board also considered the Adviser and Sub-Adviser’s resources and compliance structure, including information regarding their compliance programs, chief compliance officers, and compliance records and their disaster recovery/business continuity plans, including how the Adviser and Sub-Adviser have operated through the COVID-19 pandemic. The Board also considered the existing relationship between the Adviser and Sub-Adviser and the Trust, as well as the Board’s knowledge of the Adviser and Sub-Adviser’s operations, and noted that during the course of the year, it met with the Adviser and Sub-Adviser to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser and Sub-Adviser’s risk management processes. The Board concluded that the Adviser and Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreement and Sub-Advisory Agreement, respectively, and that, in the Board’s view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

Ziegler Senior Floating Rate Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
September 30, 2021 (Unaudited)

•
In assessing the quality of the portfolio management delivered by the Adviser and Sub-Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group and relevant benchmark indexes. The Board considered that the Fund had underperformed relative to its peer group median and average for the one-year period and performed in-line with its peer group median and outperformed its peer group average for the 3-year period. The Board also considered that the Fund underperformed relative to its benchmark for the one- and three-year periods as of June 30, 2021.

•
The Trustees also reviewed the cost of the Adviser’s services, and the structure and level of the advisory fee payable by the Fund, including a comparison of the fee to fees payable by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain annual expense caps for the Fund. The Board noted that the Fund’s advisory fee was higher and net expense ratio was lower than the peer group median and average. The Board also noted that under the sub-advisory arrangement between the Adviser and Sub-Adviser, the Adviser is obligated to pay the Sub-Adviser for its services to the Fund, but that the Adviser is not required to pay a sub-advisory fee to the Sub-Adviser until the Fund reaches $100 million in assets. After reviewing the materials that were provided, the Trustees noted that the fee to be received by the Adviser was within the range of advisory fees charged to comparable funds and concluded that such fee was fair and reasonable.

•
The Trustees considered the profitability of the Adviser and Sub-Adviser from managing the Fund. In assessing the Adviser and Sub-Adviser’s profitability, the Trustees reviewed the financial information that was provided in the August meeting materials and took into account both the direct and indirect benefits to the Adviser and Sub-Adviser from managing the Fund. The Trustees concluded that the Adviser and Sub-Adviser’s profits from managing the Fund were not excessive and, after a review of the relevant financial information, that the Adviser and Sub-Adviser appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Ziegler Funds
OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule
The Funds file their complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT.  The Funds’ Form N-PORT reports are available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
You may obtain a description of the Funds’ proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at (833) 777-1533 or on the EDGAR Database on the SEC’s website at ww.sec.gov.  The Funds file their proxy voting records annually as of June 30 with the SEC on Form N-PX.  The Funds’ Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Tax Information
For the period ended September 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Floating Rate Fund………………….……….0.00%
FAMCO Fund……………………………..100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended September 30, 2021 was as follows:

Floating Rate Fund………………….……….0.00%
FAMCO Fund……………………………..100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund was as follows:

Floating Rate Fund…………………….…0.00%
FAMCO Fund…………………..……….. 0.00%

Statement Regarding Liquidity Risk Management Program
Each Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee of the Adviser to serve as the administrator of the program. Personnel of the Adviser conduct the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the committee manages each Fund’s liquidity risk, which is the risk that each Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in each Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period June 1, 2020 through December 31, 2020. No significant liquidity events impacting the Floating Rate Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Floating Rate Fund’s liquidity risk.

Ziegler Funds
TRUSTEE AND OFFICER INFORMATION (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Retired	2	The Bancorp, Inc. (2013 to present), Insurance Acquisition Corp II (2020 to present); Regatta Loan Management LLC (2015 to present)
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	2	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	2	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	2	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee Since 2018; Chairman Since 2018; President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011-present)	2	None

Ziegler Funds
TRUSTEE AND OFFICER INFORMATION (Unaudited)(Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 to present); Associate, Legal & Compliance, PIMCO (2012 to 2018)

(1)    Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

(2)   The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)   “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)    The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)   Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Funds’ administrator, fund accountant, and transfer agent.

The Funds’ Statement of Additional Information (“SAI”) includes information about the Funds’ Trustees and is available without charge, upon request, by calling (833) 777-1533.

Privacy Notice

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Ziegler Capital Management, LLC
309 N. Water Street, Suite 315
Milwaukee, Wisconsin 53202

Investment Sub-Adviser
Pretium Credit Management, LLC
c/o Pretium Partners, LLC
810 Seventh Avenue, Suite 2400
New York, New York 10019

Investment Sub-Adviser
USCA Asset Management, LLC
4444 Westheimer Road, Suite G500
Houston, TX 77027

Distributor
Quasar Distributors, LLC
111 East Kilbourn Ave. Suite 1250
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b) Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Harry E. Resis and Brian Ferrie are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Ziegler Senior Floating Rate Fund
	BBD, LLP
	FYE 09/30/2021	FYE 09/30/2020
Audit Fees	$17,500	$17,500
Audit-Related Fees	None	None
Tax Fees	$3,100	$3,100
All Other Fees	None	None

Ziegler FAMCO Hedged Equity Fund
	BBD, LLP	Cohen & Co., LTD.
	FYE 09/30/2021	FYE 09/30/2020
Audit Fees	$14,000	$14,000
Audit-Related Fees	None	None
Tax Fees	$3.000	$3.000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Ziegler Senior Floating Rate Fund
	FYE 09/30/2021	FYE 09/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Ziegler FAMCO Hedged Equity Fund
	BBD, LLP	Cohen & Co., LTD.
	FYE 09/30/2021	FYE 09/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Ziegler Senior Floating Rate Fund
Non-Audit Related Fees	FYE 09/30/2021	FYE 09/30/2020
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	None	None

Ziegler Piermont Small Cap Value Fund
BBD, LLP	Cohen & Co., LTD.
Non-Audit Related Fees	FYE 09/30/2021	FYE 09/30/2020
Registrant	$3,000	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Advised Portfolios

By /s/ Christopher E. Kashmerick
                   Christopher E. Kashmerick, President

Date          12/8/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Christopher E. Kashmerick
                   Christopher E. Kashmerick, President

Date        12/8/2021

By /s/ Russell B. Simon
                   Russell B. Simon, Treasurer

Date         12/8/2021